Exhibit 10.16

FORM OF LICENSE AGREEMENT

This License Agreement (this “Agreement”) is entered into as of [                 ] (the “Effective Date”) by and between Rise (Tianjin) Education Information Consulting Company Limited ( ) (“Licensor”) and [                 ] (“Licensee”). Licensor or Licensee are referred to individually as a “Party” and, collectively, as the “Parties”.

WHEREAS, by virtue of a License Agreement, effective September 28, 2013, by and between Houghton Mifflin Harcourt Publishing Company (replacing Daplon Limited) (“HMH”) and Rise IP (Cayman) Limited (as assignee of RISE Education Hong Kong Ltd.) (“Rise IP”), as amended from time to time (the “Rise IP License Agreement”), and certain sublicense agreements thereunder, Licensor has been licensed certain rights, including those to Customized Products;

WHEREAS, Licensor owns or has rights to certain trademarks, including those involving the name “RISE”;

WHEREAS, Licensor owns or has rights to certain other intellectual property;

WHEREAS, the HMH Products, Software, Destination Marks, Attribution Language, Rise Products, Rise Marks, Customized Products, and Original Works (each hereinafter defined) together constitute the RISE Immersion Subject English curriculum system, which Licensor seeks to sublicense to Licensee as the Licensed Material (as hereinafter defined); and

WHEREAS, the Licensee is an English language Learning Center (as hereinafter defined) in the Territory (as hereinafter defined); and

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS.

1.1	“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (ii) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). Further, a Person will only be deemed an Affiliate hereunder for so long as such person or entity satisfies the above requirements for qualifying as an Affiliate.

1.2	“Agreement” is defined in the preamble.

1.3	“Attribution Language” means the following or reasonably similar attribution statement: “Foundational content provided by Houghton Mifflin Harcourt.”

1.4	“China” means the People’s Republic of China, excluding Hong Kong, Macau, and Taiwan.

1.5	“Confidential Information” means any information disclosed by either Party (the “Disclosing Party”) that the Disclosing Party has either marked as confidential or proprietary, or has identified in writing as confidential or proprietary within thirty (30) days of disclosure to the other Party (the “Receiving Party”) or that would be apparent to a reasonable person, familiar with Disclosing Party’s business and the industry in which each operates, to be of a confidential or proprietary nature the maintenance of which is important to the Disclosing Party; provided, however, that information related to or regarding a Disclosing Party’s business plans, strategies, technology, research and development, current and prospective customers, billing records, and products or services will be deemed Confidential Information of the Disclosing Party even if not so marked or identified, unless such information is the subject of any of the exceptions set forth in the following sentence. Information will not be deemed Confidential Information hereunder if such information: (a) is known to the Receiving Party prior to receipt from the Disclosing Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (b) becomes known (independently of disclosure by the Disclosing Party) to the Receiving Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (c) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the Receiving Party; or (d) is independently developed by the Receiving Party without reference to the Disclosing Party’s Confidential Information. Unless such information is the subject of any of the exceptions set forth in the immediately preceding sentence, (e) Licensee’s Confidential Information includes information received or reviewed by Licensor in exercising its audit rights (described below) and (f) the source code and associated technical documentation of any software included in any HMH Product, Customized Product, Rise Product, or Original Work; provided, however, that nothing in this Agreement will prevent either Party from using and disclosing information received or reviewed by it in exercising its audit rights or for purposes of enforcing its rights under this Agreement.

1.6	“Customize(d)(ation)” means to create a Customized Product, as defined below.

1.7	“Customized Product(s)” means any products or services containing, derived from, or developed by or on behalf of Licensee, its licensors and their permitted direct or indirect sub-licensees based on, any HMH Products, including but not limited to HMH ELL Other Products Derivative Works and the material listed in Exhibit A-4, attached hereto, under the heading “Customized Products”.

1.8	“Destination Marks” means the trademarks registrations and applications listed on Exhibit A-2, attached hereto, under the heading “Destination Marks”.

1.9	“Effective Date” is defined in the preamble.

1.10	“ELL” or “English Language Learning” means studies (i.e., teaching and learning) in the English language for the primary purpose of teaching the English language to non-native English speaking students.

1.11	“ELL Field” means English Language Learning where (a) part of the instruction is received by each student while physically present in a Learning Center, (b) the instruction is in addition to a regular academic program or other traditional schooling and (c) tuition for the instruction is the responsibility of the student or the student’s parent/guardian. The ELL Field will not include the provision of ELL as part of a school curriculum.

1.12	“Excluded Third Party” means Pearson, McGraw Hill, Scholastic, K12 Inc., Scantron/Global Scholar, MacMillan, or any affiliate of any of the foregoing.

1.13	“Existing Third Party Licenses” means the agreements listed on Exhibit B, attached hereto, with such terms and conditions as are in effect on the Effective Date, and shall not include any amendment, supplement, or renewal thereof that is not permitted under the Rise IP License Agreement.

1.14	“Existing Third Party Rights” means those rights and licenses in existence on the Effective Date granted by HMH or an Affiliate under the Existing Third Party Licenses that conflict with any rights or licenses granted to Licensor under the Rise IP License Agreement without any amendment, supplement, or renewal thereof other than a renewal thereof by the counterparty to an Existing Third Party License in accordance with the terms thereof in existence on the Effective Date (e.g., in the case of a right of such counterparty to renew if such counterparty has paid a required minimum royalty or otherwise met the conditions for a renewal).

1.15	“GAAP” means the generally accepted accounting principles as in effect in China, consistently applied.

1.16	“Golden Master(s)” means a final version of a publication, software, or artwork, of a quality appropriate for mass reproduction.

1.17	“Governmental Body” means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

1.18	“HMH” is defined in the preamble.

1.19	“HMH ELL Destination Product(s)” means only those products listed in Exhibit A-1, attached hereto, under the heading “HMH ELL Destination Products” and the pictorial works listed on Exhibit A-1 attached hereto under the heading “HMH ELL Destination Products Pictorial Works”.

1.20	“HMH ELL Other Backlist Products” means only the products that are listed in Exhibit A-1, attached hereto, under the heading “HMH ELL Other Backlist Products”.

1.21	“HMH ELL Other Frontlist Product” means only the products that are listed in Exhibit A-1, attached hereto, under the heading “HMH ELL Other Frontlist Products”.

1.22	“HMH ELL Other Product(s)” means, collectively, HMH ELL Other Backlist Products, HMH ELL Other Frontlist Product, and any material listed in Exhibit A-1, attached hereto, under the heading “HMH ELL Other Products”.

1.23	“HMH ELL Other Products Derivative Works” means any derivative work of any HMH ELL Other Products that is adapted for use in the ELL Field and is based on portions, but not all, of the applicable HMH ELL Other Products such that the resulting derivative work would not be a reasonable substitute for the original HMH ELL Other Product.

1.24	“HMH ELL Products” means, collectively, HMH ELL Destination Products and HMH ELL Other Products.

1.25	“HMH Products” means HMH ELL Products.

1.26	“Learning Center” means a facility at which students are provided with academic enrichment opportunities other than a regular academic program or other traditional schooling, and/or additional activities designed to complement their regular academic program, in consideration for a fee for the services offered in these centers that is the responsibility of a student or parent, guardian or other representative of the applicable student.

1.27	“Licensed Material” means the material licensed under this Agreement, as referenced in Exhibit A, attached hereto, under the heading “Licensed Material”.

1.28	“Licensed Rights” means those rights licensed under this Agreement, as listed in Exhibit A, attached hereto, under the heading “Licensed Rights” and referenced in Section 2. In the event of any discrepancy between the Licensed Rights listed in Exhibit A and the provisions of Section 2, Exhibit A shall control.

1.29	“Original Works” means the original works owned by or licensed to Licensor listed in Exhibit A-4, attached hereto, under the heading “Original Works”.

1.30	The terms “Party” and “Parties” are defined in the preamble.

1.31	“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

1.32	“Pre-K/K Curriculum Offering” means the study (i.e., teaching and learning) of a curriculum for the pre-kindergarten grade and kindergarten grade levels where (a) part of the instruction is received by each student while physically present in a Learning Center and (b) tuition for the instruction is the responsibility of the student or the student’s parent/guardian.

1.33	“Rise Marks” means the trademark registrations and applications listed on Exhibit A-3, attached hereto, under the heading “Rise Marks”.

1.34	“Rise IP License Agreement” is defined in the preamble.

1.35	“Rise Products” means products and services bearing one or more of the Rise Marks.

1.36	“Royalties” means the royalties as defined in Schedule 1, as amended from time to time by the Parties.

1.37	“Sales” means gross sales recognized in accordance with GAAP.

1.38	“Sell-Off Rights” is defined in Section 11.2.

1.39	“Software” means that material listed in Exhibit A-1, attached hereto, under the heading “Software”.

1.40	“Territory” means only the geographic area named under the heading “Territory” in Exhibit A, attached hereto.

1.41	“Term” is defined in Section 10 below.

1.42	“Third Party” means any Person other than a Party or an Affiliate of any Party.

2.	LICENSED RIGHTS.

2.1	Reservation of Rights. Licensee shall have only those rights that are expressly granted herein, subject to the terms and conditions of this Agreement, and to the rights and limitations of the Rise IP License Agreement. All other rights are expressly reserved by Licensor and its licensors (including HMH).

2.2	Rights Granted to Licensee. Subject to the terms and conditions of this Agreement, and to the Existing Third Party Rights, Licensor hereby grants to the Licensee those Licensed Rights listed in Exhibit A, attached hereto.

2.3	No Sublicensing. Licensee may not sublicense any of its rights under this Agreement to any other Person (except for the distribution of software in accordance with Section 2.2).

2.4	Expenses. Licensee will bear all costs and expenses of manufacturing, marketing and distributing the Customized Products.

2.5	Reservation of Rights.

(a)	Except as expressly provided herein, Licensee shall not copy, modify, reproduce, display, decompile, store, translate, sell, lease or otherwise transfer, distribute or use the Licensed Material without Licensor’s express prior written consent.

(b)	Licensee hereby acknowledges and agrees that: (i) Licensor and its licensors (including HMH) each has all right, title and interest in and to all intellectual property rights in and to the Licensed Material, and (ii) Licensee will not acquire any right, title or interest in or to any intellectual property rights in and to the Licensed Material, by implication, estoppel or otherwise, other than the express license rights granted pursuant to this Agreement.

3.	ROYALTIES.

3.1	Payment of Royalties. In consideration for the Licensed Rights and other rights granted to Licensee under this Agreement, Licensee will pay to Licensor the Royalties in accordance with Schedule 1. Licensor will have the right to waive, in part or in whole, any Royalty payment in its sole discretion upon written notice to Licensee.

3.2	Interest. Any Royalty payment due and payable but that has not been paid to Licensor when due for any reason will accrue until paid, and such accrued Royalty payment will be subject to an interest charge. The interest will accrue and be compounded daily beginning on the day after such Royalty payment is due and continuing until the date such Royalty payment is made. The rate of such interest shall be five percent (5%) per annum. Licensor will have the right to waive, in part or in whole, any interest accrued on any outstanding Royalty payment or interest in its sole discretion upon written notice to Licensee.

3.3	Adjustment. The Parties agree that Licensor will have the right, at the end of each calendar year during the term of this Agreement (or more frequently as commercially reasonable as determined by Licensor), to review the adequacy of the Royalties and adjust the Royalties payable under Section 3.1 above subject to market condition changes upon written notice to Licensee.

4.	COPYRIGHT AND TRADEMARK NOTICES AND TITLE.

4.1	Standard. Licensee’s utilization in any way of the rights granted pursuant to this Agreement is subject to Licensor’s and its licensors’ standards as set forth herein and as may from time to time be communicated to Licensee.

4.2	Proprietary Rights Notices. Any sale of a Customized Product shall include the copyright, trademark and other proprietary rights notices as are contained on the Golden Masters of such Customized Product (including the documentation) or as may be specified from time to time by Licensor.

4.3	Title to Products. The Licensee shall acquire no right, title or interest in or to the Licensed Material; Licensor shall retain all right, title and interest in and to the Customized Products, including all related intellectual property rights to the Customized Products. Licensee shall not reverse engineer or decompile any of the Licensed Material.

4.4	Work Made Under Entrustment; Intellectual Property Assignment. Licensee acknowledges that it has been granted no right to create derivative works of the Licensed Material or to create any Customized Products hereunder. However, in the event of any Customization by Licensee, subject to Section 4.3, each Customized Product shall be deemed to be a “work made under entrustment” for Licensor within the meaning of the applicable laws of the People’s Republic of China, and shall be the exclusive property of Licensor. To the extent any Customized Product is not eligible to be a “work made under entrustment” or Licensee otherwise retains any right, title or interest in any Customized Product, then, Licensee hereby irrevocably assigns to Licensor all of Licensee’s right, title and interest therein and thereto. Upon Licensor’s request, Licensee will execute and deliver any other documents reasonably requested by Licensor and do all things that Licensor reasonably deems necessary or desirable in order to consummate and record such assignment or as required in the future to ensure the continued ownership by Licensor of all Customized Products. Licensor hereby grants a license to such Customized Products and associated material under the same terms and conditions, including the Field and Territory restrictions, as the license to Customized Products granted to Licensee in Section 2.2 above. Licensor is a third party beneficiary of the foregoing provision, with full power and authority to enforce it.

5. QUALITY CONTROL.

5.1	Standard. Licensee hereby acknowledges the importance to Licensor and its licensors (including HMH) of their reputations and goodwill and the concomitant importance of maintaining high standards of quality in their respective Destination Marks, Houghton Mifflin Harcourt brand, Rise Marks, the Rise brand, and promoting, distributing and selling the HMH Products, Customized Products, and Rise Products. Licensee will have any and all products and services offered and otherwise commercially exploited under the licenses pursuant to this Agreement (i) at the highest level of quality reasonably marketable in each country within the Territory, but in any event will not be required to exercise levels of quality in excess of those used by Licensor and its licensors (including HMH) in connection with similar works and (ii) in a manner that is reasonably expected to maintain or enhance the value and reputation of the applicable trademark or brand of Licensor and its licensors (including HMH).

5.2	Approval. In connection with Licensee’s exercise of rights pursuant to this Agreement, Licensee will provide, for Licensor’s approval, samples of each category of proposed use (including without limitation any material deviation from a previously approved category of use) of any Destination Mark, the Houghton Mifflin Harcourt brand, Rise Mark, or Rise brand no later than 45 days prior to the proposed use thereof. Licensor will notify Licensee of its approval, or if applicable its basis for non-approval, within 45 days after receipt of the samples described above. Upon approval of a proposed category of use, Licensee may continue to use the applicable trademarks or brands in such manner unless and until the applicable products or services on or in connection with which Licensee uses the applicable trademarks or brands or the proposed use of the applicable trademarks or brands does not continue to meet the above-described quality requirement.

5.3	Quality Control Covenants. Licensee undertakes not to commit, or omit, any act or pursue any course of conduct which is reasonably likely to:

(a)	bring any of the Destination Marks, the Houghton Mifflin Harcourt brand, the HMH Products, HMH, the Customized Products, the Rise Marks, the Rise brand, the Rise Products, the Original Works, HMH, Rise IP or Licensor into disrepute;

(b)	damage the goodwill or reputation attaching to any of the Destination Marks, the Houghton Mifflin Harcourt brand, the HMH Products, HMH, the Customized Products, the Rise Marks, the Rise brand, the Rise Products, the Original Works, HMH, Rise IP or Licensor;

(c)	prejudice the validity or enforceability of any of the Destination Marks, the Houghton Mifflin Harcourt brand, the HMH Products, the Customized Products, the Rise Marks, the Rise brand, the Rise Products, or the Original Works; or

(d)	dilute or reduce the value of any of the Destination Marks, Houghton Mifflin Harcourt brand, HMH Products, the Customized Products, the Rise Marks, the Rise brand, the Rise Products, or the Original Works, or any registrations thereof.

5.4	Copyright Covenants. Licensee will comply with applicable copyrights laws in the Territory, and with the Universal Copyright Convention where applicable, in relation to any and all derivative works of any HMH Products, including the inclusion of any required notices, and will take whatever steps are reasonably necessary to protect each such derivative work including any action required under the applicable laws in the Territory.

5.5	Trademark Covenants. All use of the Destination Marks and the Houghton Mifflin Harcourt brand by Licensee will inure to the benefit of HMH. All use of the Rise Marks and the Rise brand by Licensee will inure to the benefit of the owner of the Rise Marks. Licensee will not (a) use any of the Destination Marks, the Houghton Mifflin Harcourt brand, the Rise Marks, and the Rise brand outside of the ELL Field or the Territory, (b) register any confusingly similar trademarks or service marks to any of the Destination Marks, the Houghton Mifflin Harcourt brand, the Rise Marks, or the Rise brand, (c) take any action intended to interfere with HMH’s use or registration of any of the Destination Marks or the Houghton Mifflin Harcourt brand, or Licensor’s use or registration of any of the Rise Marks or the Rise brand, or (d) take any action that would be the proximate cause of devaluing, disparaging, or otherwise harming the value or goodwill of any of the Destination Marks, Houghton Mifflin Harcourt brand, Rise Marks, or Rise brand.

6.	UNDERTAKINGS OF THE PARTIES.

6.1	Marketing of the Products. Subject to the terms of this Agreement, Licensee shall exert its best efforts to promote the sale of the ELL services contemplated by Section 3 of Exhibit A attached hereto pursuant to the rights granted in this Agreement and to develop and maintain a market demand for the same. In this regard Licensee will deliver to Licensor a detailed annual marketing plan for the Customized Products within the Territory.

6.2	Conduct of Business. Licensee shall conduct its business in a manner that will reflect favorably at all times on the Licensed Material and the good name, goodwill and reputation of Licensor and its licensors (including HMH), and shall avoid deceptive, misleading or unethical practices or advertisements that are or might be detrimental to Licensor and its licensors (including HMH), the Licensed Material or the public. Licensee shall not publish or employ or cooperate in the publication or employment of any misleading or deceptive advertising materials.

6.3	Compliance with Laws. Licensee will comply with the laws and regulations of all applicable local, state and federal jurisdictions, including, but not limited to, all state and federal laws and regulations governing product warranties.

6.4	Support. Licensor’s only obligation to provide technical support shall be to Licensee directly and not to any Third Party.

6.5	Materials.

(a)	Unless otherwise agreed, Licensor will deliver to Licensee, according to a schedule agreed upon by the Parties, the Licensed Material, together with such information and documentation as Licensee may reasonably require in order for it to distribute and provide services using the Licensed Material pursuant to the provisions of this Agreement.

(b)	Licensee shall provide written notice to all of its employees and others engaged to distribute and provide services using the HMH Products that HMH owns the HMH Products and that such HMH Products are subject to the terms and conditions, including all restrictions, of this Agreement.

(c)	Except for the trademarks licensed or permitted to be used pursuant to this Agreement Licensee will remove all trademarks, service marks and other brands owned by HMH or any affiliate of HMH from HMH ELL Products before displaying, performing, publishing, distributing or otherwise making commercially available any such HMH ELL Products pursuant to this Agreement.

7.	CONFIDENTIALITY OF INFORMATION AND MATERIALS.

Licensee acknowledges that, in connection with the negotiation of and the transactions contemplated by this Agreement, it will obtain access to the Confidential Information of Licensor and HMH. Licensee shall hold in strict confidence and shall not disclose to others or use, either before or after termination or expiration of this Agreement, the terms of this Agreement and any Confidential Information, including but not limited to computer source code, except to the extent such disclosure or use is reasonably required to perform Licensee’s obligations, exercise or enforce its rights under this Agreement or comply with applicable law. Licensee will treat, and will cause its affiliates and its and their representatives to treat, such Confidential Information as confidential, using the same degree of care as Licensee normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care. Licensee shall, upon termination or expiration of this Agreement, without request, deliver to Licensor any and all drawings, notes, documents and materials (including Licensed Materials) received from Licensor, without charge to Licensor.

8.	REPRESENTATIONS AND WARRANTIES.

8.1	Licensor. Licensor represents and warrants that (i) Licensor owns all necessary rights or has obtained the necessary rights, pursuant to the Rise IP License Agreement and other license or sublicense agreements, to the Licensed Material; (ii) Licensor has the full power and authority to enter into this Agreement, all subject to revisions to rights granted to Licensor for Third Party intellectual property, where applicable.

8.2	EXCEPT AS SET FORTH IN THIS SECTION, LICENSOR AND ITS LICENSORS (INCLUDING HMH) MAKE NO REPRESENTATION OR WARRANTY WITH RESPECT TO ANY PRODUCT OR THE RELATED DOCUMENTATION AND TO THE EXTENT PERMITTED UNDER APPLICABLE LAW THE PRODUCTS ARE DELIVERED “AS IS.” THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY LICENSOR WITH RESPECT TO THIS AGREEMENT OR THE PRODUCTS, ARTICLES, MATERIALS, REPLACEMENT PARTS OR SERVICES TO BE SUPPLIED HEREBY.

8.3	Licensee.

(a)	Licensee represents and warrants that Licensee has full power and authority to enter into this Agreement and that it will comply with all applicable laws in manufacturing, marketing and distributing products based on the Licensed Material.

(b)	Licensee represents and warrants that it has not been finally adjudged by a court of competent jurisdiction in the last five (5) years to be liable for willful copyright infringement or its substantial equivalent under foreign law.

(c)	Licensee represents and warrants that Licensee’s exploitation of the Licensed Rights would not, to Licensee’s actual knowledge after reasonable inquiry, cause HMH to be in violation of applicable export laws.

(d)	Licensee represents and warrants and covenants that it will not assign or transfer any rights or obligation of this Agreement to any party who has been finally adjudged by a court of competent jurisdiction in the last five (5) years to be liable for willful copyright infringement or its substantial equivalent under foreign law.

(e)	Licensee represents and warrants and covenants that it will not assign or transfer any rights or obligation of this Agreement to any Excluded Third Party.

(f)	Licensee represents and warrants and covenants that it will not assign or transfer any rights or obligation of this Agreement to any party where the grant or exploitation of such rights or obligation would, to Licensee’s actual knowledge after reasonable inquiry, cause HMH to be in violation of applicable export laws.

9.	INDEMNIFICATION.

9.1	Licensor Indemnity.

(a)	Licensor shall indemnify, defend, and hold Licensee harmless from and against all claims, suits, demands, actions and proceedings, judgments, penalties, damages, costs and expenses (including reasonable legal fees and costs), losses or liabilities (“Damages”) arising out of a claim that any Damages incurred by Licensee resulting from a breach by Licensor of any representation, warranty or other provision of this Agreement, and Licensor will pay the costs and damages finally awarded in any suit or proceeding.

(b)	Licensor shall not be obligated to defend or be liable for costs and/or damages under this Section 9 if the alleged infringement arises out of or is in any manner attributable to any modification of any Licensed Material by Licensee.

9.2	Licensee Indemnity. Licensee shall indemnify and hold Licensor and its licensors (including HMH) harmless from and against all Damages which may arise or result (a) from the marketing or distribution by Licensee of the Customized Products, (b) from any Damages incurred by Licensor as a result of any sale of any Customized Product outside of the geographic scope and outside the scope of the rights granted pursuant to this Agreement, and (c) from any Damages incurred by Licensor resulting from a breach by Licensee of any representation, warranty or other provision of this Agreement.

9.3	Claims. With respect to any claims falling within the scope of the foregoing indemnifications: (a) each party agrees to notify the other promptly of and keep the other fully advised with respect to such claims and the progress of any suits in which the other party is not participating; (b) Licensor shall have the right to assume, at its expense, the defense of a claim or suit made or filed against Licensee by a party other than Licensor; and (c) if Licensor does not represent Licensee in any claim or suit for which Licensor is obligated to indemnify Licensee pursuant to Section 9.1, Licensor shall pay Licensee’s reasonable and documented legal costs and expenses in defense of such a claim. Licensee shall not settle such claim or suit without the prior written approval of Licensor, which approval will not be unreasonably withheld or delayed.

9.4	LIMITATION OF LIABILITY. NEITHER PARTY NOR LICENSOR’S LICENSORS (INCLUDING HMH) SHALL BE LIABLE TO ANY PARTY HERETO FOR LOST PROFITS, LOSS OF DATA OR ANY COLLATERAL, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND WITH RESPECT TO THIS AGREEMENT.

10.	TERM OF AGREEMENT; RENEWAL.

Unless earlier terminated pursuant to this Agreement, the term of this Agreement will commence on January 1, 2012 and continue until December 31, 2016. This Agreement will be renewed automatically for successive five (5)-year periods, unless both Parties agree to terminate it in writing (the initial term and all renewal terms, collectively, the “Term”).

11.	TERMINATION.

11.1	Termination For Cause. Either Party may terminate this Agreement, for cause as follows:

(a)	Bankruptcy. Either Party may immediately terminate this Agreement upon written notice to the other Party in the event that proceedings in bankruptcy or insolvency are instituted by or against the other Party, or a receiver is appointed, or if any substantial part of the assets of the other party is the object of attachment, sequestration or other type of comparable proceeding, and such proceeding is not vacated or terminated within sixty (60) days after its commencement or institution.

(b)	Material Breach. Either party may terminate this Agreement if one Party commits a material breach of any of the terms or provisions of this Agreement and does not cure such breach within thirty (30) days after receipt of written notice of said material breach given by the other Party.

(c)	Termination for Cessation of Business. Upon not less than thirty (30) days prior written notice, Licensor may terminate this Agreement if Licensee ceases to carry on its business or substantially the whole of its business and the rights granted to Licensee hereunder cease to be utilized, unless a successor or assign of Licensee has succeeded to and is conducting Licensee’s business or substantially the whole of its business. Licensee will be entitled to recommence its business or substantially the whole of its business within such thirty (30)-day period, and if Licensee so recommences its business, the proposed termination will not occur.

11.2	Rights Upon Termination. Upon the termination of this Agreement for any reason, Licensee shall return or destroy Licensor’s and HMH’s Confidential Information provided hereunder and Licensee will return to Licensor all of the Licensed Material. So long as termination was not due to breach of this Agreement by Licensee, Licensee will have the right for a period of five (5) years following any such termination to sell its remaining inventory of print publications produced under the license rights set forth hereunder prior to the date of termination (the “Sell-Off Rights”); provided that Licensee will discontinue all sales of all such products and any derivative works thereof immediately upon the expiration of the Sell-Off Rights. Except as otherwise expressly provided in this section, no consideration, or indemnity shall be payable to the Licensee either for loss of profit, goodwill, creation of clientele or other like or unlike items, nor for advertising costs, costs of samples or supplies, termination of employees, employees’ salaries and other like or unlike items.

11.3	Survival of Terms. Sections 1, 4.3, 4.4, 5.5, 7, 8, 9, 11.2, 11.3, 12 and 14 of this Agreement shall survive any termination of this Agreement.

12.	BOOKKEEPING OBLIGATIONS AND INSPECTION RIGHTS.

12.1	Licensee shall, upon Licensor’s request or at least annually, report to Licensor the following: (i) a list of all of the Licensed Material that has been used in any products or services sold by Licensee, including detail regarding which entity used each such Licensed Material and how such Licensed Material was used; and (ii) a detailed revenue report showing the Sales of Licensee and a full breakdown of its sales revenues for the Licensed Material and any product/service derived therefrom, by product. Licensee will also notify Licensor in writing when it commences using any Licensed Material that has not been previously used by the applicable entity; such notice to be delivered within 30 days after the applicable use.

12.2	Licensee shall maintain true and complete books of account at its principle place of business containing an accurate record of all data necessary to substantiate compliance with this Agreement by Licensee. Licensor and its designees, including HMH, shall have the right to examine, inspect, copy and audit such books at all reasonable times (but not more than once in each calendar year and for a period of five (5) years after the period being audited) for the purpose of verifying the accuracy of the reports and computation rendered by Licensee. Upon reasonable advance notice, such examination shall be made during normal business hours at the principle place of business of Licensee.

12.3	Notwithstanding the foregoing, in the event that a material breach of this Agreement is found in the applicable audit, in addition to any and all other rights and remedies that Licensor may have, (A) Licensor will be entitled to an additional audit in the applicable calendar year and (B) the cost of such audit will be borne by the Licensee.

12.4	Before the 10th of every month, Licensee shall provide Licensee’s enrollment data relating to the “RISE Immersion Subject English” curriculum for the previous month to Licensor.

13.	ASSIGNMENT.

This Agreement or any part thereof may not be assigned or transferred by Licensee, by operation of law or otherwise, without the prior written consent of Licensor. Notwithstanding anything herein to the contrary, without the prior written consent of Licensor, Licensee may not assign or transfer this Agreement to any Excluded Third Party or to any Third Party that has been finally adjudged by a court of competent jurisdiction in the last five (5) years to be liable for willful copyright infringement or its substantial equivalent under foreign law. Licensor may assign or transfer its rights and obligations under this Agreement upon prior written notice to Licensee. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

14.	MISCELLANEOUS.

14.1	Entire Agreement. This Agreement contains the entire understanding of the Parties hereto relating to the Products, supersedes any prior written or oral agreement or understandings between the Parties with respect to the Products, and cannot be changed or terminated orally. This Agreement may be amended only by a writing signed by the parties hereto.

14.2	Enforceability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

14.3	Successors. All rights and obligations arising out of this Agreement shall inure to the benefit of, and be binding on and enforceable by, the Parties and their respective successors and permitted assigns.

14.4	Currency. All dollar amounts herein are expressed in United States funds.

14.5	Governing Law. All disputes, claims or controversies arising out of or related to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby will be exclusively governed by and construed in accordance with the laws of China without regard to its rules of conflict of laws that would result in the application of the law of another jurisdiction.

14.6	Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made (a) when received, if hand delivered, sent by facsimile transmission (the receipt of which is confirmed) or sent by express overnight courier service, or (b) two (2) business days after deposit in the mail if mailed by first class mail, postage prepaid:

If to Licensor, to:	If to Licensee, to:

Rise (Tianjin) Education Information Consulting Company Limited	[ ]

[ ]

[8/F, Tower W3, Oriental Plaza, 1 East Chang An Avenue, Dong Cheng District, Beijing, 100738]	Attention: [ ]

Attention: Sun Yiding

or to such other address as any such party may have designated by like notice forwarded to the other party hereto.

14.7	English Language and Translations. This Agreement and the negotiations associated with the execution of this Agreement have been conducted in the English language. The parties hereto agree and understand that any contract interpretation shall likewise be conducted in English, and that the parties have had adequate opportunity to review and approve the language contained herein as entirely reflective and accurate as to the business relationship contemplated hereby, regardless of any subsequent translation of this Agreement into any other language. In the event of any contradiction, dispute or additional terms found in any translated version of this Agreement, the terms and conditions of the English language version of this Agreement shall be binding and supersede all other versions.

14.8	Affiliates. The rights granted to Licensor under this Agreement shall be deemed to include all affiliates of Licensor.

14.9	Press Releases. Licensee shall not make any public announcement or issue any press release relating to this Agreement or the services to be provided in connection therewith without the prior written consent of Licensor.

14.10	Third Party Beneficiary. HMH is a third-party beneficiary to this Agreement, with full power and authority to enforce its terms and conditions against the Licensee, but only in connection with the protection of its interests in the HMH Products, Destination Marks, and Attribution Language. In connection with such enforcement, Licensee consents to the exclusive jurisdiction of the state and federal courts in the State of New York, United States of America.

14.11	Registration/Recordation and Submission of Agreement. Subject to the provisions herein and notwithstanding anything to the contrary in Section 7, in the event that a Party is required to disclose this Agreement (or any portion of this Agreement) to a Governmental Body under applicable Law or as reasonably necessary for enabling payments under applicable Law between the Parties, such Party shall provide prior written notice to the other Party of such disclosure requirement and the Parties shall cooperate in good faith to prepare and execute an abbreviated license agreement in form and substance reasonably acceptable to both Parties, solely for purposes of such disclosure, and any other documents in connection with such disclosure required by such Governmental Body, and submit to such Governmental Body such abbreviated license agreement along with such documents required by such Governmental Body. Notwithstanding the existence of any such executed abbreviated license agreement or other document, the terms and conditions of this Agreement shall control in all respects in the event of any conflicting terms and conditions or dispute regarding the interpretation, applicability or enforcement of such abbreviated license agreement or other document.

15.	COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, and such counterparts will together constitute one and the same instrument. A facsimile or e-mail transmission of an executed counterpart signature page will be deemed an original.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed under seal as of the Effective Date.

Rise (Tianjin) Education Information Consulting Company Limited		[ ]

By:		By:
Name:	Sun Yiding	Name:	[ ]
Title:	Legal Representative	Title:	Legal Representative

[Signature Page to License Agreement]

SCHEDULE 1

1.    Royalties. For each calendar quarter during the term of this Agreement, an amount equal to twenty (20%) percent of Sales of Licensee, measured on a consolidated basis, for such period (“Royalties”).

The Royalties shall be payable on a quarterly basis. On March 15, June 15, September 15 and December 15 of each year during the term of this Agreement, Licensee shall provide Licensor with a good faith estimate of Sales for the next calendar quarter and pay to Licensor an amount equal to twenty percent (20%) of such estimated Sales (the “Estimated Royalties”).    March 15, June 15, September 15 and December 15 of each year shall be the payment date for such Estimated Royalties.

If the amount of Estimated Royalties paid by Licensee for a calendar quarter exceeds the amount of Royalties payable by Licensee which is equal to twenty percent (20%) of actual Sales of Licensee for such quarter (the portion of the Estimated Royalties in excess of the Royalties hereinafter referred to as the “Excessive Amount”), Licensor shall repay the Excessive Amount to Licensee on the next payment date for the Estimated Royalties. Licensor has the right to set off the Excessive Amount against the Estimated Royalties payable by Licensee to Licensor for the next calendar quarter.

If the amount of Estimated Royalties paid by Licensee for a calendar quarter is lower than the Royalties payable by Licensee which is equal to twenty percent (20%) of actual Sales of Licensee for such quarter (the portion of the Royalties in excess of the Estimated Royalties hereinafter referred to as the “Shortfall Amount”), then Licensee shall pay to Licensor the Shortfall Amount together with the Estimated Royalties for the next calendar quarter on the next payment date for the Estimated Royalties.

Licensee will make all payments to Licensor in accordance with the written payment instructions of Licensor.

S-1

EXHIBIT A

1.    The Territory. The People’s Republic of China.

2.    Licensed Material.

(a)	HMH Products

(b)	Software

(c)	Destination Marks

(d)	Attribution Language

(e)	Rise Products

(f)	Rise Marks

(g)	Customized Products

(h)	Original Works

3.    Licensed Rights. Licensor hereby grants to Licensee those rights listed in Sections 3(a) through (i) below, subject to the limitations set forth therein and in Section 3(j) below.

(a)	a nonexclusive, royalty-bearing license in the ELL Field in the Territory to use, display, perform, promote, distribute, and sell the HMH ELL Destination Products, as part of an ELL service;

(b)	a nonexclusive, royalty-bearing license in the ELL Field in the Territory to use, display, perform, promote, distribute, and sell the HMH ELL Other Products solely to the extent included in any HMH ELL Other Products Derivative Works, as part of an ELL service;

(c)	a nonexclusive, royalty-bearing license to, in the exercise of the above licenses, offer a Pre-K/K Curriculum Offering in a Learning Center as part of an ELL offering made available in such Learning Center, which Pre-K/K Curriculum Offering may use or otherwise incorporate an unlimited amount of the applicable HMH Product identified in the applicable license grant in unaltered shelf form (i.e., without a requirement to create a derivative work before using such HMH Product); provided that the instruction for such Pre-K/K Curriculum Offering is in English;

(d)	a nonexclusive, royalty-bearing license in the ELL Field in the Territory to display, perform and distribute the Software, in object code form only, and associated enduser documentation, alone or as part of other software products, solely for the purpose of making the HMH ELL Products available in accordance with the license in Section 3(a)-(c) above;

(e)	a nonexclusive, royalty-bearing license to use the Destination Marks to advertise and promote in the ELL Field in the Territory any products or services;

(f)	a nonexclusive, royalty-bearing right during the ten (10) year period following the Effective Date of the Master License Agreement to use the Attribution Language to advertise and promote in the Territory and the ELL Field any products or services which, when measured on an individual title basis and measured by lesson or page count, are comprised of more than 50% content from HMH ELL Products;

(g)	a nonexclusive, royalty-bearing license to use the Rise Marks to use, advertise, promote, distribute, and sell in the ELL Field in the Territory Rise Products;

(h)	a nonexclusive, royalty-bearing license in the ELL Field in the Territory to use, display, perform, promote, distribute, and sell the Customized Products, as part of an ELL service;

(i)	a nonexclusive, royalty-bearing license in the ELL Field in the Territory to use, display, perform, promote, distribute, and sell the Original Works, as part of an ELL service;

(j)	Other Limitations:

(i)	Licensee shall only have those rights that are expressly granted herein, subject to the terms and conditions of this Agreement. All other rights are expressly reserved by Licensor and/or HMH.

(ii)	All rights granted herein are subject to the rights and limitations of the Rise IP License Agreement.

(iii)	All rights granted herein are subject to a pre-existing license granted to Reader China Group Ltd. in connection with the operation of a Learning Center in the Territory, as well as the Existing Third Party Rights referenced in Section 2.2.

(iv)	Licensee may access, use and/or otherwise exploit no more than one-third (1/3) of any HMH ELL Other Frontlist Product, measured by titles, lesson count, grade level and type of lesson for purposes of enhancing or creating any ELL course offered by Licensee.

(v)	School Product Advertising or Marketing. Licensee will not advertise or market any products or services offered by Licensee in the exercise of any of the licensed rights described in Section 3(a)-(i) as part of any school product or service.

(vi)	Use of HMH Property. Licensee will not use or otherwise exploit any HMH Product or any Destination Mark in any manner that exceeds the scope of the licenses granted above.

(vii)	Online Exploitation; Protection of HMH Products. If Licensee makes any portion of any HMH Product available over the Internet or other electronic network Licensee will, to the extent commercially reasonable, use reasonable technology to block access to such HMH Product to individuals not present in, or a resident of, the Territory, as applicable. Licensee will use reasonable efforts to prevent unauthorized access to or use of the HMH Products and, in any event, will not afford the HMH Products with any less protection than Licensee affords its own content, technology and intellectual property rights. Such efforts may include, without limitation, password protection, right-click copy deactivation, and other such measures adequate to properly secure the applicable HMH Product.

(viii)	The territory rights and limitations set forth Section 3(a)-(i) above require that the products and services made commercially available by Licensee thereunder will only be made available from the Territory to students residing or physically located in the Territory.

(ix)	Licensee shall follow Licensor’s guidance and requirements, operate the curriculum in accordance with the law, be responsible for its own profits and losses, conduct business activities, earn its own income and pay service fees to Licensor as provided hereunder. Within the term of this Agreement, Licensor is entitled to amend or formulate the rules and bylaws relating to the “RISE Immersion Subject English” curriculum from time or time. The newly formulated or amended curriculum, rules and bylaws shall be binding on Licensee from the date of delivery to Licensee via email or facsimile after such changes have taken effect.

EXHIBIT A-1

HMH Products

HMH ELL Destination Products

Class	Product	Level of Localisation	HMH Source	Type of File
Platform

K to 12	Destination Success LMS 4	non-localised	DLM	Software

English

K	Bailey’s Book House	non-localised	Edmark House Series	Software
1 to 5	Destination Reading 1	non-localised	HMH Destination Series	Media
	Destination Reading 2	non-localised	HMH Destination Series	Media
6 to 8	Destination Reading 3	non-localised	HMH Destination Series	Media
	Destination Reading 4	non-localised	HMH Destination Series	Media

Math

K	Millie’s Math House	non-localised	Edmark House Series	Software
1 to 5	Destination Math: MSC I	non-localised	HMH Destination Series	Media
	Destination Math: MSC II	non-localised	HMH Destination Series	Media
	Destination Math: MSC ill	non-localised	HMH Destination Series	Media
	Destination Math: MSC IV	non-localised	HMH Destination Series	Media
6 to 8	Destination Math (MSCV)	non-localised	HMH Destination Series	Media
9 to 12	Destination Math (MA1_1)	non-localised	HMH Destination Series	Media
	Destination Math (ftilA1_2)	non-localised	HMH Destination Series	Media

Science

K-2	Sammy’s Science House	non-localised	Edmark House Series	Software
6 to 12	Logal	non-localised	Logal	Software

Social Studies

K	Trudy’s Time and Place	non-localised	Edmark House Series	Software
K to 2	Edmark Thinkin’ Things	non-localised	Edmark	Software

Educational Games

K to adult	Cluefinders	non-localised	Cluefinders	Software
K to adult	Starflyers	non-localised	Starflyers	Software
K to adult	Mavis Beacon Teaches Typing	non-localised	Mavis Beacon Teaches Typing	Software
K to adult	Oregon Trail	non-localised	Oregon Trail	Software

A-1-1

HMH ELL Other Products

Class	Product	Level of Localisation	HMH Source
English

1 to 6	HM Reading 2008 - Grade 4	sections edited and used	HM Reading 2008
	HM Reading 2008 - Grade 5	sections edited and used	HM Reading 2008
	HM Reading 2008 - Grade 6	sections edited and used	HM Reading 2008
	Splash into Phonics	non-localised	Storytown 2011
	Comprehension Expedition	non-localised	Storytown 2011

3 to 12	SkillsTutor - Language Arts A, B, C	sections edited and used	SkillsTutor
	SkillsTutor - Reading Comprhension LL, A, B, C	sections edited and used	SkillsTutor
	SkillsTutor - Vocabulary A, B, C	sections edited and used	SkillsTutor

6 to 12	Elements of Language 2007 - Introductory Course	sections edited and used	Elements of Language 2007
	Elements of Language 2007 - First Course	sections edited and used	Elements of Language 2007
	Elements of Language 2007 - Second Course	sections edited and used	Elements of Language 2007
	Elements of Language 2007 - Third Course	sections edited and used	Elements of Language 2007
	Elements of Language 2007 - Fourth Course	sections edited and used	Elements of Language 2007
	Elements of Language 2007 - Fifth Course	sections edited and used	Elements of Language 2007
	Elements of Language 2007 - Sixth Course	sections edited and used	Elements of Language 2007
	Elements of Literature 2007 - Introductory Course	sections edited and used	Elements of Literature 2007
	Elements of Literature 2007 - First Course	sections edited and used	Elements of Literature 2007
	Elements of Literature 2007 - Second Course	sections edited and used	Elements of Literature 2007
	Elements of Literature 2007 - Third Course	sections edited and used	Elements of Literature 2007
	Elements of Literature 2007 - Fourth Course	sections edited and used	Elements of Literature 2007
	Elements of Literature 2007 - Fifth Course	sections edited and used	Elements of Literature 2007
	Elements of Literature 2007 - Sixth Course	sections edited and used	Elements of Literature 2007

A-1-2

	Write Source Grammar Snap Activites: Selection	non-localised videos	Write Source 2012
	Write Source Grade 6 Student Edition	sections edited and used	Write Source 2012
	Write Source Grade 9 Student Edition	sections edited and used	Write Source 2012
	Write Source Grade 11 Student Edition	sections edited and used	Write Source 2012
	Grammar Notes	sections edited and used	Elements of Language 2009
	Writing Notes	sections edited and used	Elements of Language 2009
	Power Notes	sections edited and used	Elements of Language 2009
	Word Sharp	sections edited and used	Elements of Language 2009

Maths

6 to 8	Holt Middle School Math Online Edition 2007 - Course 1	non-localised but edited	Holt Middle School Math 2007
	Holt Middle School Math Online Edition 2007 - Course 2	non-localised but edited	Holt Middle School Math 2007
	Holt Middle School Math Online Edition 2007 - Course 3	non-localised but edited	Holt Middle School Math 2007

Science

6 to 12	Florida Science Fusion - select lessons and science labs	non-localised	Florida Science Fusion 2012

Assessment

3 to 12	Assess2Know 2008 test bank	non-localised	Assess2Know 2008

A-1-3

Software

HMH ELL Other Products

Class	Product	Level of Localisation	HMH Source
English

1 to 6	Splash into Phonics	non-localised	Storytown 2011
	Comprehension Expedition	non-localised	Storytown 2011

3 to 12	SkillsTutor – Language Arts A, B, C	sections edited and used	SkillsTutor
	SkillsTutor - Reading Comprhension LL, A, B, C	sections edited and used	SkillsTutor
	SkillsTutor - Vocabulary A, B, C	sections edited and used	SkillsTutor

6 to 12	Write Source Grammar Snap Activites: Selection	non-localised videos	Write Source 2012
	Grammar Notes	sections edited and used	Elements of Language 2009
	Writing Notes	sections edited and used	Elements of Language 2009
	Power Notes	sections edited and used	Elements of Language 2009
	Word Sharp	sections edited and used	Elements of Language 2009

Maths

6 to 8	Holt Middle School Math Online Edition 2007 – Course 1	non-localised but edited	Holt Middle School Math 2007
	Holt Middle School Math Online Edition 2007 – Course 2	non-localised but edited	Holt Middle School Math 2007
	Holt Middle School Math Online Edition 2007 – Course 3	non-localised but edited	Holt Middle School Math 2007

Science

6 to 12	Florida Science Fusion - select lessons and science labs	non-localised	Florida Science Fusion 2012

Assessment

3 to 12	Assess2Know 2008 test bank	non-localised	Assess2Know 2008

A-1-4

HMH ELL Destination Products Pictorial Works

No.	Work Name	Pictorial Work

1	Bailey

2	Bailey

3	Millie

4	Millie

5	Edmo

6	Tiger

A-1-5

No.	Work Name	Pictorial Work
7	Professor
8	Trudy
9	Monkey
10	Sammy
11	Amy

A-1-6

EXHIBIT A-2

Destination Marks

Registered Trademarks

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date

1	DESTINATION MATH	DESTINATION MATH	China	9	8231182	2011-04-28	2021-04-27

2	DESTINATION READING	DESTINATION READING	China	9	8231184	2011-4-28	2021-4-27
			China	41	8231183	2011-6-14	2021-6-13

3	DESTINATION SUCCESS	DESTINATION SUCCESS	China	9	8231189	2011-4-28	2021-4-27
			China	16	8231188	2011-5-21	2021-5-20
			China	41	8231187	2011-9-7	2021-9-6
			China	42	8231186	2011-6-14	2021-6-13

4	DESTINATION TEACH	DESTINATION TEACH	China	9	8231182	2011-04-28	2021-04-27
			China	16	8231400	2011-04-28	2021-04-27
			China	41	8231248	2011-6-14	2021-6-13
			China	42	8231247	2011-6-14	2021-6-13

A-2-1

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date

5	SUMMER SUCCESS		China	9	8478362	2011-7-28	2021-7-27
			China	16	8478407	2011-7-28	2021-7-27
			China	28	8478436	2011-7-28	2021-7-27
			China	41	8478470	2011-9-14	2021-9-13
			China	42	8478487	2011-9-14	2021-9-13

A-2-2

EXHIBIT A-3

Rise Marks

Registered Trademarks

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date
1			China	16	6219025	2010-2-21	2020-2-20
			China	28	6219024	2010-3-28	2020-3-27
			China	41	6219023	2010-6-14	2020-6-13
			China	42	6219022	2010-6-14	2020-6-13

2			China	9	6862439	2010-7-21	2020-7-20
			China	16	6862438	2010-4-28	2020-4-27
			China	41	6862437	2010-9-14	2020-9-13
			China	42	6862436	2010-9-14	2020-9-13

3			China	9	6219026	2010-3-14	2020-3-13
			China	16	6218817	2010-2-21	2020-2-20
			China	41	6218816	2010-6-14	2020-6-13
			China	42	6218818	2010-6-14	2020-6-13

4			China	16	6862442	2010-4-28	2020-4-27
			China	41	6862440	2010-9-14	2020-9-13
			China	42	6862441	2010-9-14	2020-9-13

A-3-1

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date
5	RISE		China	16	6218819	2011-2-14	2021-2-13
			China	41	6218820	2012-3-21	2022-3-20
			China	42	6218821	2012-2-14	2022-2-13

6	RISEMART		China	9	6781683	2010-7-7	2020-7-6
			China	16	6781468	2010-4-7	2020-4-6
			China	28	6781467	2010-8-7	2020-8-6
			China	41	6781684	2010-9-28	2020-9-27

7	RISMART Daycare		China	9	7913117	2011-4-7	2021-4-6
			China	16	7913232	2011-3-21	2021-3-20
			China	28	7913248	2011-2-14	2021-2-13
			China	41	7913262	2011-3-14	2021-3-13

8	RISMART		China	9	6830948	2010-7-14	2020-7-13
			China	16	6830947	2010-4-14	2020-4-13
			China	28	6830946	2010-9-7	2020-9-6
			China	41	6830945	2010-9-21	2020-9-20

A-3-2

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date
9	REERPSYSTEM		China China China	9 41 42	6962315 6962316 6962317	2010-8-28 2010-10-7 2010-10-7	2020-8-27 2020-10-6 2020-10-6

10			China	9	6219021	2010-3-14	2020-3-13
			China	16	6219020	2010-2-21	2020-2-20
			China	41	6219019	2010-6-14	2020-6-13
			China	42	6219018	2010-6-14	2020-6-13
11	PreRISE Immersion Subject English		China China China	9 28 41	8471438 8471523 8471538	2012-3-28 2011-7-21 2012-9-14	2022-3-27 2021-7-20 2022-9-13

12	RISESuper Immersion Subject English		China China	28 41	8475267 8475315	2011-10-14 2012-4-7	2021-10-13 2022-4-6

13	MiniRISE Immersion Subject English		China China China	9 28 41	8471404 8471513 8471547	2012-3-28 2012-3-28 2012-10-7	2022-3-27 2022-3-27 2022-10-6

14	WINTER WIN		China	9	8475080	2011-8-28	2021-8-27
			China	16	8475188	2011-9-14	2021-9-13
			China	28	8475282	2011-8-28	2021-8-27
			China	41	8475300	2011-7-21	2021-7-20
			China	42	8478501	2011-9-14	2021-9-13

A-3-3

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date
15	PTA		China China China China China	9 16 28 41 42	8478370 8478397 8478447 8478461 8482339	2011-7-28 2013-05-07 2013-8-7 2011-9-14 2012-1-14	2021-7-27 2023-05-06 2023-8-6 2021-9-13 2022-1-13

16			China	16	8393157	2013-1-7	2023-1-6
			China	28	8393179	2012-9-28	2022-9-27
			China	41	8393200	2011-6-28	2021-6-27
			China	42	8393223	2011-7-14	2021-7-13

17	RISEUP Immersion Subject English		China China China China	9 16 28 41	8940516 8940546 8940588 8940624	2011-12-21 2012-12-21 2011-12-21 2012-3-7	2021-12-20 2022-12-20 2021-12-20 2022-3-6

18	RISEUP		China	9	8940717	2011-12-21	2012-12-20
			China	16	8940744	2012-5-21	2022-5-20
			China	28	8945152	2011-12-21	2021-12-20
			China	41	8945175	2012-3-7	2022-3-6
			China	42	8945205	2012-3-7	2022-3-6

A-3-4

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date
19			China	9	8945247	2011-12-21	2021-12-20
			China	16	8945270	2011-12-21	2021-12-20
			China	28	8945298	2011-12-21	2021-12-20
			China	41	8945328	2012-8-21	2022-8-20

20	RISEPRO		China	9	9019371	2012-1-14	2022-1-13
			China	16	9037149	2012-1-21	2022-1-20
			China	28	9019333	2013-8-14	2023-8-13
			China	41	9033858	2013-7-14	2023-7-13
			China	42	9033836	2013-7-14	2023-7-13

21	RISEPRO		China	9	9037180	2012-5-14	2022-5-13
			China	16	9037134	2012-1-21	2022-1-20
			China	28	9019280	2013-5-21	2023-5-20
			China	41	9033880	2013-7-14	2023-7-13
			China	42	9033817	2013-7-14	2023-7-13

A-3-5

No.	Name	Trademark Sample	Country	Type	Registration Number	Registration Date	Expiration Date
22			China	9	9019208	2012-1-14	2022-1-13
			China	16	9013867	2012-1-14	2022-1-13
			China	28	9013907	2012-1-14	2022-1-13
			China	41	9013762	2012-9-14	2022-9-13
			China	42	9013823	2012-11-14	2022-11-13

Trademark Applications

No.	Name	Trademark Sample	Country	Type	Registration Number	Application Date	Note
1	PreRISE Immersion Subject English		China	16	8471479	2010-7-12	Application rejected and submitted for re-examination
			China	42	8471577	2010-7-12	Application rejected and submitted for re-examination

2	RISESuper Immersion Subject English		China	9	8475068	2010-7-13	Application rejected and submitted for re-examination
			China	16	8475144	2010-7-13	Application rejected and submitted for re-examination

			China	42	8475332	2010-7-13	Application rejected and submitted for re-examination

A-3-6

No.	Name	Trademark Sample	Country	Type	Registration Number	Application Date	Note

3	MiniRISE Immersion Subject English		China	16	8471488	2010-7-12	Application rejected and submitted for re-examination
			China	42	8471567	2010-7-12	Application rejected and submitted for re-examination

4	AppleLandAcademy of Educators		China	16	8561231	2010-8-10	Application rejected and submitted for re-examination
			China	41	8561299	2010-8-10	Application rejected and submitted for re-examination
			China	42	8561320	2010-8-10	Application rejected and submitted for re-examination

5	RISEUP Immersion Subject English		China	42	8940659	2010-12-10	Application rejected and submitted for re-examination

6			China	42	8945357	2010-12-13	Application rejected and submitted for re-examination

7	RISMART KINDERGARTEN		China	16	11888124	2012-12-13	Pending for review
			China	41	11888223	2012-12-13	Pending for review

A-3-7

No.	Name	Trademark Sample	Country	Type	Registration Number	Application Date	Note

8	RISMART KINDERGARTEN		China	16	11888165	2012-12-13	Pending for review
			China	41	11888243	2012-12-13	Pending for review

A-3-8

EXHIBIT A-4

Original Works

S5 Course Material List / S5 (Student’s Materials & Teacher’s Materials)

S5 Products		Referring Correlation
Student’s Materials	S5 Supplementary Course Material Anti-forgery / S5	no reference to DM/R

S4 Course Material List / S4 (Student’s Materials&Teacher’s Materials)

S4 Products		Referring Correlation
Student’s Materials	S4 Supplementary Course Material Anti-forgery / S4	no reference to DM/R
	S4 Course Material - Highlighter / S4	no reference to DM/R
	S4 Course Material - Color Tapes / S4	no reference to DM/R

Training Materials	Stage 4 PPT Stage 4 PPT for Teacher’s Motivation	no reference to DM/R

S3 Course Material List / S3 (Student’s Materials&Teacher’s Materials)

S3 Products		Referring Correlation
Student’s Materials	S3 Supplementary Course Material Anti-forgery / S3	no reference to DM/R
	S3 Course Material - White Board / S3	no reference to DM/R
	Home Reading Stage 3 Semester 1 (ISBN 978-7-5640-2130-6) (after revision)	no reference to DM/R
	Home Reading Stage 3 Semester 2 (ISBN 978-7-5640-2130-6) (after revision)	no reference to DM/R
	S3 Course Material - Dice (2) / S3 2	no reference to DM/R
	S3 Course Material - Dice Sticker / S3	no reference to DM/R

A-4-1

S2 Course Material List / S2 (Student’s Materials&Teacher’s Materials)

S2 Products		Referring Correlation
Student’s Materials	S2 Supplementary Course Material Anti-forgery / S2	no reference to DM/R
	S2 Course Material - Ruler / S2	no reference to DM/R
	S2 Course Material - Coins / S2	no reference to DM/R

S1C Course Material List / S1C (Student’s Materials&Teacher’s Materials)

S1C Products		Referring Correlation
Student’s Materials	S1C Supplementary Course Material Anti-forgery / S1C	no reference to DM/R
	S1C Course Material - Red Magic Chips / S1C	no reference to DM/R
	Little Reader Stage 1C Semester 1 (ISBN 978-7-5640-2128-3) (after revision)	no reference to DM/R
	Little Reader Stage 1C Semester 2 (ISBN 978-7-5640-2128-3) (after revision)	no reference to DM/R
	S1C DVD -EBook / S1C 2 (after revision)	no reference to DM/R

PreRISE Course Material List / PreRISE (Student’s Materials&Teacher’s Materials)

PreRISE Products		Referring Correlation
Student’s Materials	PreRISE Supplementary Course Material Anti-forgery / PreRISE	no reference to DM/R
	Step into Reading PreRISE Semester 1 (ISBN 978-7-5640-1942-6) (after revision)	no reference to DM/R
	Step into Reading PreRISE Semester 2 (ISBN 978-7-5640-1942-6) (after revision)	no reference to DM/R
	PreRISE DVD -EBook /PreRISE 2 (after revision)	no reference to DM/R

A-4-2

K Course Material List / K (Student’s Materials&Teacher’s Materials)

K Products		Referring Correlation
Student’s Materials	K Supplementary Course Material Anti-forgery / K	no reference to DM/R
	K Course Material - 6 inch paper plate (10) / K -6 10	no reference to DM/R
	K Course Material - Color paper (25) / K 25	no reference to DM/R
	K Course Material - Dream Card / K	no reference to DM/R
	K Course Material - Reading Book (foldable) (12) / K 12 ( ) (after revision)	no reference to DM/R
	K DVD -EBook /K 1 (after revision)	no reference to DM/R
	K Course Material - Materials Bag 1 (Activity Card) / K 1 ( )	no reference to DM/R
	K Course Material - Materials Bag 2 (Word Picture Card) / K - 2 ( )	no reference to DM/R
	K Course Material - Snake + Tooth Paste + Blank Paper Board / K + +	no reference to DM/R
	K Course Material - Materials Bag 3 (Puzzle) / K 3 ( )	no reference to DM/R

Training Materials	Stage K PPT Stage K PPT for Educational Concepts	no reference to DM/R
	Stage K PPT of PBL Stage K PPT for Evaluation Module of PBL	no reference to DM/R
	Stage K PPT + + Stage K PPT for Classroom management, Children Psychology , Communication Services	no reference to DM/R
	Stage K Stage K Video for Educational Concepts	no reference to DM/R

A-4-3

PRE-RISE (Elite) Course Material List /PRE-RISE (Elite) (Student’s Materials&Teacher’s Materials)

PRE-RISE (Elite) Products		Referring Correlation
Student’s Materials	PRE-RISE (Elite) Supplementary Course Material Anti-forgery / PRE-RISE (Elite)	no reference to DM/R
	Step into Reading PRE-RISE (Elite) Semester 1 (ISBN 978-7-5640-2092-7) (after revision)	no reference to DM/R
	Step into reading PRE-RISE (Elite) Semester 2 (ISBN 978-7-5640-2092-7) (after revision)	no reference to DM/R
	PRE-RISE (Elite) DVD -EBook /PRE-RISE (Elite) 2 (after revision)	no reference to DM/R
	PBL Handouts Sem 1 / PBL Handouts	no reference to DM/R
	PBL Handouts Sem 2 / PBL Handouts	no reference to DM/R
	Music Poster /	no reference to DM/R
	Etiquette Chess (Chess board, Box, Dice (2), Chessman (5)) / ( 1 + 1 + 2 + 5 )	no reference to DM/R

Pre-K Course Material List / Pre-K (Student’s Materials&Teacher’s Materials)

Pre-K Products		Referring Correlation
Student’s Materials	Pre-K Supplementary Course Material Anti-forgery / Pre-K	no reference to DM/R

Teacher’s Materials	Learning Houses Hanging Bags /	no reference to DM/R
	Classroom Rule Cards /	no reference to DM/R
	Learning Houses Icons /	no reference to DM/R
	Alphabet Cards /	no reference to DM/R

Training Materials	Stage Pre-K PPT + + Stage Pre-K PPT for Classroom management, Children Psychology, Communication Services	no reference to DM/R

PreMiddle Course Material List / PreMiddle (Student’s Materials&Teacher’s Materials)

PreMiddle Products		Referring Correlation
Student’s Materials	PreMiddle Supplementary Course Material Anti-forgery / PreMiddle	no reference to DM/R

A-4-4

RISE UP Program Components - Deliverables

RISE UP Program Products		Referring Correlation
Science	Instructional Videos	no reference to DM/R
	Practice Activities	no reference to DM/R

Grammar and Usage	Instructional Videos	no reference to DM/R
	Practice Activities	no reference to DM/R

Product Menus	Menu providing access to subjects and modules within subjects	no reference to DM/R

User Interface	Navigational features for all	no reference to DM/R
	videos and practice activities UI	no reference to DM/R

RISE UP Product Container	Run-time engine for running	no reference to DM/R
	videos and activities and providing	no reference to DM/R
	data for future mgt system	no reference to DM/R

RISE Follow-Up Products

RISE Follow-Up Products		Referring Correlation
Rise Preparation Course—TOEFL Junior	RISE Preparation Course Teacher Lesson Plans	no reference to DM/R
	RISE TOEFL Junior Mock Exam	no reference to DM/R
	Student Handout	no reference to DM/R
	Go Beyond TOEFL Junior Reading Comprehension	no reference to DM/R
	Go Beyond TOEFL Junior Listening Comprehension	no reference to DM/R
	Go Beyond TOEFL Junior Speaking	no reference to DM/R
	Go Beyond TOEFL Junior Writing	no reference to DM/R

A-4-5

RISE Pad E-Books

E-Book Names		Referring Correlation
K Stage	My Family	no reference to DM/R
	Dan and Cam	no reference to DM/R
	A Dog for Bob	no reference to DM/R
	Dan the Dog	no reference to DM/R
	Who Lives in the Hut? (done)	no reference to DM/R
	The Yard Sale (done)	no reference to DM/R
	Six Hens Can Hop (done)	no reference to DM/R
	Dad Likes to Cook (done)	no reference to DM/R
	The Big Turnip (done)	no reference to DM/R
	Hope’s Map	no reference to DM/R
	Pancakes	no reference to DM/R
	In The Forest	no reference to DM/R

PreRISE& PreRISE (Elite)	Sam and Nan (done)	no reference to DM/R
	Books and Bees (done)	no reference to DM/R
	Dog Food (done)	no reference to DM/R
	Welcome to My Home (done)	no reference to DM/R
	A House for Us (done)	no reference to DM/R
	The Ball, the Bat and the Mitt	no reference to DM/R
	The Hill	no reference to DM/R
	Cutting the Cake	no reference to DM/R
	The Big Game	no reference to DM/R
	Cody Has a Party	no reference to DM/R
	The Four Seasons	no reference to DM/R

A-4-6

RISE Pad E-Books

E-Book Names		Referring Correlation
	Grandma’s Garden	no reference to DM/R
	Kit and the Big Win	no reference to DM/R
	Can Lin Fit the Lid?	no reference to DM/R
	Pets For All	no reference to DM/R
	Dog and the Mess	no reference to DM/R
	Dan Gets a Cab	no reference to DM/R
	In the Well	no reference to DM/R
	Will Pip and Tim Quit?	no reference to DM/R
	Little Rob and the Big Bug	no reference to DM/R
	My Pet Bud	no reference to DM/R
	A Win for Ned	no reference to DM/R
	Fix the Car!	no reference to DM/R
	A Pup Can	no reference to DM/R
	Can You See Cat?	no reference to DM/R
	What is in a Box?	no reference to DM/R
	A Bad Pen	no reference to DM/R
	Bud and Judd	no reference to DM/R
	Get a Nut	no reference to DM/R
	Dan Has a Hen	no reference to DM/R

Stage 1	Dan and Sam	no reference to DM/R
	Bill the Kid	no reference to DM/R
	Rick and a Duck	no reference to DM/R

A-4-7

RISE Pad E-Books

E-Book Names	Referring Correlation
Kim Jumped	no reference to DM/R
Rob and the Tack	no reference to DM/R
Todd and Tad (done)	no reference to DM/R
Jack Can Help (done)	no reference to DM/R
Seth and the Hens (done)	no reference to DM/R
Bud’s Tooth (done)	no reference to DM/R
A Trip to the Port (done)	no reference to DM/R
Trish and the Shoes	no reference to DM/R
What Animal is in the Water?	no reference to DM/R
Kit’s Doll	no reference to DM/R
A Story for Beaver	no reference to DM/R
May and the Dime	no reference to DM/R
A Visit with Grandma	no reference to DM/R
A Hole in One	no reference to DM/R
Bertha Looks for Gold	no reference to DM/R
A Bike Crash	no reference to DM/R
The Dog in the Pond	no reference to DM/R
Dress Up	no reference to DM/R
The Voice in the Well	no reference to DM/R
Little Cub Hunts a Duck	no reference to DM/R
A Day in the City	no reference to DM/R

A-4-8

RISE Pad E-Books
E-Book Names		Referring Correlation
Stage 2	Leave Me Alone, Bobby! (done)	no reference to DM/R
	The Tree (done)	no reference to DM/R
	The Cakes in the tree (done)	no reference to DM/R
	The Twins (done)	no reference to DM/R
	The Howler Monkey	no reference to DM/R
	Mail a Parcel (done)	no reference to DM/R
	Jeff’s Maps	no reference to DM/R

Stage 3	Unicorn Loses His Shoes	no reference to DM/R
	A Strange Visitor (done)	no reference to DM/R
	Papa Clay Takes a Holiday (done)	no reference to DM/R
	The Cycling Holiday (done)	no reference to DM/R
	Little India (done)	no reference to DM/R
	A Trip to the Police Station (done)	no reference to DM/R
	Big Black Round Spectacles	no reference to DM/R
	Suzie Saves the Park	no reference to DM/R
	Mr. Harmsworth and George	no reference to DM/R
	The Big Game	no reference to DM/R
	Wipe Out	no reference to DM/R
	Li Ji, The Serpent Slayer	no reference to DM/R
	Mike’s Cakes	no reference to DM/R
	Outdoor Fun	no reference to DM/R
	A Walk Around the Zoo	no reference to DM/R

A-4-9

RISE Pad E-Books
E-Book Names		Referring Correlation
	The Ladybug’s House	no reference to DM/R
	Minnie’s Toy Box	no reference to DM/R
	Who’s the Largest?	no reference to DM/R
	We All Fall Down	no reference to DM/R
	Exploring Nature	no reference to DM/R
	Fox Crazy	no reference to DM/R
	The Beach	no reference to DM/R
	The Life Cycle of a Peach Tree	no reference to DM/R
	Machines in Our Lives	no reference to DM/R

Stage 4	Forms of Energy (done)	no reference to DM/R
	Light and Heat (done)	no reference to DM/R
	The Oceans (done)	no reference to DM/R
	Animal Heredity and Reproduction (done)	no reference to DM/R
	Energy Transfer in Plants and Animals (done)	no reference to DM/R
	How Animals Get Energy	no reference to DM/R
	Energy Transfer	no reference to DM/R
	Electricity	no reference to DM/R
	The Classification of Living Things	no reference to DM/R
	Ecosystems	no reference to DM/R

A-4-10

RISE Pad E-Books
E-Book Names		Referring Correlation
Stage 5	Sound Waves (done)	no reference to DM/R
	Hearing and Measuring Sound (done)	no reference to DM/R
	Designing for Sound (done)	no reference to DM/R
	Plant and Animal Lifecycles (done)	no reference to DM/R
	Animal Adaptations (done)	no reference to DM/R
	The Classification of Organisms	no reference to DM/R
	The Water Cycle and Weather	no reference to DM/R
	Plants’ and Animals’ Growth	no reference to DM/R
	Ecosystems	no reference to DM/R
	Plant and Animal Ecosytems	no reference to DM/R
	How Plants Grow	no reference to DM/R

PreMiddle	Tadpole Pond	no reference to DM/R
	The Magnificent Carrot	no reference to DM/R
	Be Careful What You Wish For	no reference to DM/R

A-4-11

Customized Products

S5 Course Material List / S5 (Student’s Materials & Teacher’s Materials)

S5 Products		Referring Correlation
Student’s Materials	Classroom Companion Book Language Arts/Math & Science Stage 5 Semester 1 (ISBN 978-7-5640-2132-0)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts Stage 5 Semester 1 (ISBN 978-7-5640-2132-0)	refer to DM/R characters&scenarios
	Classroom Companion Book Language Arts/Math & Science Stage 5 Semester 2 (ISBN 978-7-5640-2132-0)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts Stage 5 Semester 2 (ISBN 978-7-5640-2132-0)	refer to DM/R characters&scenarios
	S5 Course Material - CD (4 pieces per set) / S5 (4)	refer to DM/R characters&scenarios
	S5 Course Material - Yearbook / S5 -Yearbook	refer to DM/R characters&scenarios
	S5 Course Material - Notebook / S5	refer to DM/R characters
	S5 Course Material - Student Helper / S5 -Student Helper	refer to DM/R characters
	S5 Course Material - Packing / S5	refer to DM/R characters
	Classroom Activity Book Math & Science Stage 5 Semester 1 (ISBN 978-7-5640-2132-0)	refer to DM/R characters&scenarios
	Home Resource Book Stage 5 Semester 1 (ISBN 978-7-5640-2132-0) (after revision)	refer to DM/R characters
	Home Resource Book Stage 5 Semester 2 (ISBN 978-7-5640-2132-0) (after revision)	refer to DM/R characters
	Classroom Activity Book Math & Science Stage 5 Semester 2 (ISBN 978-7-5640-2132-0)	refer to DM/R characters&scenarios
	S5 Course Material - PBL / S5 -PBL	refer to DM/R characters
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Rise Student Card Cardholder /	refer to DM/R characters
	Rise Student Card /	refer to DM/R characters
	Education Planner - Rise Edition /	refer to DM/R characters

A-4-12

S5 Course Material List / S5 (Student’s Materials & Teacher’s Materials)

S5 Products		Referring Correlation
Teacher’s Materials	S5 Language Arts Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S5 Math Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S5 PBL Notebooks Semesters 1&2	refer to DM/R characters
	Stage 5 Semester 1 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 5 Semester 2 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 5 Semester 1 Teacher’s Guide Book for Destinsation Math	refer to DM/R characters&scenarios
	Stage 5 Semester 2 Teacher’s Guide Book for Destinsation Math	refer to DM/R characters&scenarios
	Stage 5 Semester 1 Teacher’s Guide Book for PBL	refer to DM/R characters
	Stage 5 Semester 2 Teacher’s Guide Book for PBL	refer to DM/R characters
	Stage 5 Video Stage 5 Product Launches Video	refer to DM/R characters&scenarios

Evaluation Examination for Students	Stage 5 Evaluation Outlines	refer to DM/R characters&scenarios
	Stage 5 Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage 5 Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage 5 Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage 5 Benchmark Test Phase 4	refer to DM/R characters&scenarios

S4 Course Material List / S4 (Student’s Materials&Teacher’s Materials)

S4 Products		Referring Correlation
Student’s Materials	Classroom Activity Book Math & Science Stage4 Semester 1 (ISBN 978-7-5640-2131-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Math & Science Stage 4 Semester 2 (ISBN 978-7-5640-2131-3)	refer to DM/R characters&scenarios
	Home Resource Book Stage 4 Semester 1 (ISBN 978-7-5640-2131-3) (after revision)	refer to DM/R characters
	Home Resource Book Stage 4 Semester 2 (ISBN 978-7-5640-2131-3) (after revision)	refer to DM/R characters

A-4-13

S4 Course Material List / S4 (Student’s Materials&Teacher’s Materials)

S4 Products		Referring Correlation
	S4 Course Material - Packing / S4	refer to DM/R characters
	S4 Course Material - PBL Folder / S4 -PBL	refer to DM/R characters
	S4 Course Material - handouts (Sem 1) / S4 -handouts	refer to DM/R characters
	S4 Course Material - handouts (Sem 2) / S4 -handouts	refer to DM/R characters
	S4 Course Material - Homework Book / S4	refer to DM/R characters
	S4 Course Material - Student helper / S4 -Student helper	refer to DM/R characters
	Classroom Companion Book Language Arts/Math & Science Stage 4 Semester 1 (ISBN 978-7-5640-2131-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts Stage 4 Semester 1 (ISBN 978-7-5640-2131-3)	refer to DM/R characters&scenarios
	Classroom Companion Book Language Arts/Math & Science Stage 4 Semester 2 (ISBN 978-7-5640-2131-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts Stage 4 Semester 2 (ISBN 978-7-5640-2131-3)	refer to DM/R characters&scenarios
	S4 Course Material - Bookmark / S4	refer to DM/R characters&scenarios
	S4 Course Material - CD (4 pieces per set) / S4 (4)	refer to DM/R characters&scenarios
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Rise Student Card Cardholder /	refer to DM/R characters
	Rise Student Card /	refer to DM/R characters
	Education Planner - Rise Edition /	refer to DM/R characters

Teacher’s Materials	Stage 4 Semester 1 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 4 Semester 2 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 4 Semester 1 Teacher’s Guide Book for Destinsation Math	refer to DM/R characters&scenarios
	Stage 4 Semester 2 Teacher’s Guide Book for Destinsation Math	refer to DM/R characters&scenarios
	Stage 4 Semester 1 Teacher’s Guide Book for PBL	refer to DM/R characters

A-4-14

S4 Course Material List / S4 (Student’s Materials&Teacher’s Materials)

S4 Products		Referring Correlation
	Stage 4 Semester 2 Teacher’s Guide Book for PBL	refer to DM/R characters
	S4 Language Arts Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S4 Math Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S4 PBL Notebooks Semesters 1&2	refer to DM/R characters
Evaluation Examination for Students	Stage 4 Evaluation Outlines	refer to DM/R characters&scenarios
	Stage 4 Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage 4 Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage 4 Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage 4 Benchmark Test Phase 4	refer to DM/R characters&scenarios
Training Materials	Stage 4 PPT Stage 4 PPT for Training Overview	refer to DM/R characters&scenarios
	Stage 4 PPT Stage 4 PPT for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 4 PPT Stage 4 PPT for Destinsation Math	refer to DM/R characters&scenarios
	Stage 4 PPT of PBL Stage 4 PPT for Evaluation Module of PBL	refer to DM/R characters&scenarios
	Stage 4 DEMO 1 Video for DEMO lesson1 of Writing	refer to DM/R characters&scenarios
	Stage 4 DEMO 2 Video for DEMO lesson2 of Persuasive Writing	refer to DM/R characters&scenarios

S3 Course Material List / S3 (Student’s Materials&Teacher’s Materials)

S3 Products		Referring Correlation
Student’s Materials	Classroom Activity Book Language Arts Stage 3 Semester 1 (ISBN 978-7-5640-2130-6)	refer to DM/R characters&scenarios
	Classroom Activity Book Math & Science Stage3 Semester 1 (ISBN 978-7-5640-2130-6)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts Stage 3 Semester 2 (ISBN 978-7-5640-2130-6)	refer to DM/R characters&scenarios

A-4-15

S3 Course Material List / S3 (Student’s Materials&Teacher’s Materials)
S3 Products		Referring Correlation
	Classroom Activity Book Math & Science Stage 3 Semester 2 (ISBN 978-7-5640-2130-6)	refer to DM/R characters&scenarios
	S3 Course Material - Project3 Practice Book / S3 -Project3	refer to DM/R characters
	S3 Course Material - Plastic Folder / S3	refer to DM/R characters
	S3 Course Material - The Predator Cards (1 set) / S3 1	refer to DM/R characters
	S3 Course Material - Homework Books (4) / S3 4	refer to DM/R characters
	S3 Course Material - Packing / S3	refer to DM/R characters
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Rise Student Card Cardholder /	refer to DM/R characters
	Rise Student Card /	refer to DM/R characters
	Education Planner - Rise Edition /	refer to DM/R characters
	Classroom Connection Book Language Arts/Math & Science Stage 3 Semester 1 (ISBN 978-7-5640-2130-6)	refer to DM/R characters&scenarios
	Classroom Connection Book Language Arts/Math & Science Stage 3 Semester 2 (ISBN 978-7-5640-2130-6)	refer to DM/R characters&scenarios
	S3 Course Material - CD (2) / S3 2	refer to DM/R characters&scenarios

Teacher’s Materials	Stage 3 Semester 1 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 3 Semester 2 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 3 Semester 1 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	Stage 3 Semester 2 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	Stage 3 Teacher’s Guide Book for PBL	refer to DM/R characters
	S3 Language Arts Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S3 Math Notebooks Semesters 1&2	refer to DM/R characters&scenarios

A-4-16

S3 Course Material List / S3 (Student’s Materials&Teacher’s Materials)
S3 Products		Referring Correlation
	S3 Science Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S3 PBL Notebooks Semesters 1&2	refer to DM/R characters

Evaluation Examination for Students	Stage 3 Evaluation Outlines	refer to DM/R characters&scenarios
	Stage 3 Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage 3 Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage 3 Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage 3 Benchmark Test Phase 4	refer to DM/R characters&scenarios

Training Materials	Stage 3 PPT Stage 3 PPT for Training Overview	refer to DM/R characters&scenarios
	Stage 3 PPT Stage 3 PPT for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 3 PPT Stage 3 PPT for Destinsation Math	refer to DM/R characters&scenarios
	Stage 3 PPT Stage 3 PPT for Destinsation Science	refer to DM/R characters&scenarios
	Stage 3 PPT of PBL Stage 3 PPT for Evaluation Module of PBL	refer to DM/R characters
	Stage 3 MP3 Stage 3 Product Launches MP3	refer to DM/R characters&scenarios

S2 Course Material List / S2 (Student’s Materials&Teacher’s Materials)

S2 Products		Referring Correlation
Student’s Materials	Classroom Activity Book Language Arts Stage 2 Semester 1 (ISBN 978-7-5301-2157-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Math & Science Stage 2 Semester 1 (ISBN 978-7-5301-2157-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts Stage 2 Semester 2 (ISBN 978-7-5301-2157-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Math & Science Stage 2 Semester 2 (ISBN 978-7-5301-2157-3)	refer to DM/R characters&scenarios
	Home Reading Guide Book Stage 2 Semester 1 (ISBN 978-7-5301-2157-3) (after revision)	refer to DM/R characters&scenarios

A-4-17

S2 Course Material List / S2 (Student’s Materials&Teacher’s Materials)

S2 Products		Referring Correlation
	Home Reading Guide Book Stage 2 Semester 2 (ISBN 978-7-5301-2157-3) (after revision)	refer to DM/R characters&scenarios
	S2 DVD -EBook / S2 1 (after revision)	refer to DM/R characters&scenarios
	S2 Course Material - Poster / S2	refer to DM/R characters&scenarios
	S2 Course Material - Notebook / S2	refer to DM/R characters
	S2 Course Material - Assemply Parts + S2Packing / S2 +S2	refer to DM/R characters
	S2 Course Material - Paper Money / S2	refer to DM/R characters
	S2 Course Material - UNO cards / S2	refer to DM/R characters
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Rise Student Card Cardholder /	refer to DM/R characters
	Rise Student Card /	refer to DM/R characters
	Education Planner - Rise Edition /	refer to DM/R characters
	Classroom Connection Book Language Arts/Math & Science Stage 2 Semester 1 (ISBN 978-7-5301-2157-3)	refer to DM/R characters&scenarios
	Classroom Connection Book Language Arts/Math & Science Stage 2 Semester 2 (ISBN 978-7-5301-2157-3)	refer to DM/R characters&scenarios
	S2 Course Material - CD (2) / S2 2	refer to DM/R characters&scenarios

Teacher’s Materials	Stage 2 Semester 1 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 2 Semester 2 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 2 Semester 1 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	Stage 2 Semester 2 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	Stage 2 Stage 2 for Teaching Handbook	refer to DM/R characters&scenarios
	S2 Language Arts Notebooks Rismart Semesters 1&2	refer to DM/R characters&scenarios

A-4-18

S2 Course Material List / S2 (Student’s Materials&Teacher’s Materials)

S2 Products		Referring Correlation
	S2 Math Notebooks Rismart Semesters 1&2	refer to DM/R characters&scenarios
	S2 Science Notebooks Rismart Semesters 1&2	refer to DM/R characters&scenarios
	S2 PBL Notebooks Rismart Semesters 1&2	refer to DM/R characters

Evaluation Examination for Students	Stage 2 Evaluation Outlines	refer to DM/R characters&scenarios
	Stage 2 Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage 2 Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage 2 Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage 2 Benchmark Test Phase 4	refer to DM/R characters&scenarios

Training Materials	Stage 2 PPT Stage 2 PPT for Training Overview	refer to DM/R characters&scenarios
	Stage 2 PPT Stage 2 PPT for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 2 PPT Stage 2 PPT for Destinsation Math	refer to DM/R characters&scenarios
	Stage 2 PPT Stage 2 PPT for Destinsation Science	refer to DM/R characters&scenarios
	Stage 2 PPT of PBL Stage 2 PPT for Evaluation Module of PBL	refer to DM/R characters
	Stage 2 Stage 2 Classroom Video	refer to DM/R characters&scenarios

S1C Course Material List / S1C (Student’s Materials&Teacher’s Materials)

S1C Products		Referring Correlation
Student’s Materials	Classroom Activity Book Language Arts Stage 1C Semester 1 (ISBN 978-7-5640-2128-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Math & Science Stage 1C Semester 1 (ISBN 978-7-5640-2128-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts Stage 1C Semester 2 (ISBN 978-7-5640-2128-3)	refer to DM/R characters&scenarios
	Classroom Activity Book Math & Science Stage 1C Semester 2 (ISBN 978-7-5640-2128-3)	refer to DM/R characters&scenarios

A-4-19

S1C Course Material List / S1C (Student’s Materials&Teacher’s Materials)

S1C Products		Referring Correlation
	S1C Course Material - Flash Card / S1C -Flash Card	refer to DM/R characters
	S1C Course Material - Magic Card / S1C -Magic Card	refer to DM/R characters
	S1C Course Material - Supplementary Books / S1C	refer to DM/R characters&scenarios
	S1C Course Material - Packing / S1C	refer to DM/R characters
	S1C Course Material - Notebooks (4) / S1C 4	refer to DM/R characters
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Rise Student Card Cardholder /	refer to DM/R characters
	Rise Student Card /	refer to DM/R characters
	Education Planner - Rise Edition /	refer to DM/R characters
	Classroom Connection Book Language Arts/Math & Science Stage 1C Semester 1 (ISBN 978-7-5640-2128-3)	refer to DM/R characters&scenarios
	Classroom Connection Book Language Arts/Math & Science Stage 1C Semester 2 (ISBN 978-7-5640-2128-3)	refer to DM/R characters&scenarios
	S1C Course Material - CD (2) / S1C 2	refer to DM/R characters&scenarios

Teacher’s Materials	Stage 1C Semester 1 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 1C Semester 2 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 1C Semester 1 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	Stage 1C Semester 2 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	S1C Language Arts Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S1C Math Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S1C Science Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	S1C PBL Notebooks Semesters 1&2	refer to DM/R characters

A-4-20

S1C Course Material List / S1C (Student’s Materials&Teacher’s Materials)

S1C Products		Referring Correlation
Evaluation Examination for Students	Stage 1 Evaluation Outlines	refer to DM/R characters&scenarios
	Stage 1 Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage 1 Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage 1 Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage 1 Benchmark Test Phase 4	refer to DM/R characters&scenarios

Training Materials	Stage 1 PPT Stage 1 PPT for Training Overview	refer to DM/R characters&scenarios
	Stage 1 PPT Stage 1 PPT for Destinsation Reading	refer to DM/R characters&scenarios
	Stage 1 PPT Stage 1 PPT for Destinsation Math	refer to DM/R characters&scenarios
	Stage 1 PPT Stage 1 PPT for Destinsation Science	refer to DM/R characters&scenarios
	Stage1C Stage1C Classroom Video for Math & Reading	refer to DM/R characters&scenarios

PreRISE Course Material List / PreRISE (Student’s Materials&Teacher’s Materials)

PreRISE Products		Referring Correlation
Student’s Materials	PreRISE Course Material - Notebook / PreRISE 4	refer to DM/R characters
	PreRISE Course Material - Packing / PreRISE	refer to DM/R characters
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Rise Student Card Cardholder /	refer to DM/R characters
	Rise Student Card /	refer to DM/R characters
	Education Planner - Rise Edition /	refer to DM/R characters
	Classroom Activity Book Language Arts PreRISE Semester 1 (ISBN 978-7-5640-1942-6)	refer to DM/R characters&scenarios

A-4-21

PreRISE Course Material List / PreRISE (Student’s Materials&Teacher’s Materials)

PreRISE Products		Referring Correlation
	Classroom Activity Book Math & Science PreRISE Semester 1 (ISBN 978-7-5640-1942-6)	refer to DM/R characters&scenarios
	Classroom Activity Book Math & Science PreRISE Semester 2 (ISBN 978-7-5640-1942-6)	refer to DM/R characters&scenarios
	Classroom Activity Book Language Arts PreRISE Semester 2 (ISBN 978-7-5640-1942-6) (after revision)	refer to DM/R characters&scenarios
	Classroom Connection Book Language Arts/Math & Science PreRISE Semester 1 (ISBN 978-7-5640-1942-6)	refer to DM/R characters&scenarios
	Classroom Connection Book Language Arts/Math & Science PreRISE Semester 2 (ISBN 978-7-5640-1942-6)	refer to DM/R characters&scenarios
	PreRISE Course Material - CD (2) / PreRISE 2	refer to DM/R characters&scenarios

Teacher’s Materials	Stage PreRISE Semester 1 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage PreRISE Semester 2 Teacher’s Guide Book for Destinsation Reading	refer to DM/R characters&scenarios
	Stage PreRISE Semester 1 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	Stage PreRISE Semester 2 Teacher’s Guide Book for Destinsation Math & Science	refer to DM/R characters&scenarios
	PreRISE Language Arts Notebooks Rismart Semesters 1&2	refer to DM/R characters&scenarios
	PreRISE Math Notebooks Rismart Semesters 1&2	refer to DM/R characters&scenarios
	PreRISE Science Notebooks Rismart Semesters 1&2	refer to DM/R characters&scenarios
	PreRISE PBL Notebooks Rismart Semesters 1&2	refer to DM/R characters

Evaluation Examination for Students	Stage PreRISE Evaluation Outlines	refer to DM/R characters&scenarios
	Stage PreRISE Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage PreRISE Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage PreRISE Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage PreRISE Benchmark Test Phase 4	refer to DM/R characters&scenarios

Training Materials	PreRISE PPT PreRISE PPT for Training Overview	refer to DM/R characters&scenarios
	PreRISE PPT PreRISE PPT for Destinsation Reading	refer to DM/R characters&scenarios

A-4-22

PreRISE Course Material List / PreRISE (Student’s Materials&Teacher’s Materials)

PreRISE Products		Referring Correlation
	PreRISE PPT PreRISE PPT for Destinsation Math	refer to DM/R characters&scenarios
	PreRISE PPT PreRISE PPT for Destinsation Science	refer to DM/R characters&scenarios
	PreRISE PreRISE Training Video	refer to DM/R characters&scenarios

K Course Material List / K (Student’s Materials&Teacher’s Materials)

K Products		Referring Correlation
Student’s Materials	K Course Material - CD (2) / K 2	refer to DM/R characters&scenarios
	Classroom Fun Book Kindergarten Semester 1 (ISBN 978-7-5640-2129-0) (after revision)	refer to DM/R characters&scenarios
	Take-Home Fun Home Activities Kindergarten Semester 1 (ISBN 978-7-5640-2129-0) (after revision)	refer to DM/R characters&scenarios
	Classroom Fun Book Kindergarten Semester 2 (ISBN 978-7-5640-2129-0) (after revision)	refer to DM/R characters&scenarios
	Take-Home Fun Home Activities Kindergarten Semester 2 (ISBN 978-7-5640-2129-0) (after revision)	refer to DM/R characters&scenarios
	K Course Material - Toy Card / K	refer to DM/R characters
	K Course Material - Rismart Packing / K	refer to DM/R characters
	K Course Material - Song CD (1) / K 1	refer to DM/R characters&scenarios
	K Course Material - CD Lyrics Book / K -CD	refer to DM/R characters&scenarios
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Mart Student Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Mart Student Card /	refer to DM/R characters
	Education Planner - Risemart Edition /	refer to DM/R characters

A-4-23

K Course Material List / K (Student’s Materials&Teacher’s Materials)

K Products		Referring Correlation
Teacher’s Materials	Stage K Semester 1 Teacher’s Guide Book for Destinsation Reading, Math & Science	refer to DM/R characters&scenarios
	Stage K Semester 2 Teacher’s Guide Book for Destinsation Reading, Math & Science	refer to DM/R characters&scenarios
	Stage K Teacher’s Guide Book for PBL	refer to DM/R characters
	Kindergarten Language Arts Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	Kindergarten Math Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	Kindergarten Science Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	Kindergarten PBL Notebooks Semesters 1&2	refer to DM/R characters

Evaluation Examination for Students	Stage K Evaluation Outlines	refer to DM/R characters&scenarios
	Stage K Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage K Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage K Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage K Benchmark Test Phase 4	refer to DM/R characters&scenarios

Training Materials	Stage K DEMO Stage K Video for DEMO Theory	refer to DM/R characters&scenarios
	Stage K PPT Stage K PPT for Training Overview	refer to DM/R characters&scenarios
	Stage K PPT Stage K PPT for Destinsation Reading	refer to DM/R characters&scenarios
	Stage K PPT Stage K PPT for Destinsation Math	refer to DM/R characters&scenarios
	Stage K PPT Stage K PPT for Destinsation Science	refer to DM/R characters&scenarios
	Stage K Stage K Video for Destinsation Reading	refer to DM/R characters&scenarios
	Stage K Stage K Video for Destinsation Math	refer to DM/R characters&scenarios
	Stage K Stage K Video for Destinsation Science	refer to DM/R characters&scenarios

A-4-24

PRE-RISE (Elite) Course Material List /PRE-RISE (Elite) (Student’s Materials&Teacher’s Materials)

PRE-RISE (Elite) Products		Referring Correlation
Student’s Materials	Classroom Activity Book I PRE-RISE (Elite) Semester 1 (ISBN 978-7-5640-2092-7)	refer to DM/R characters&scenarios
	Classroom Activity Book II PRE-RISE (Elite) Semester 1 (ISBN 978-7-5640-2092-7)	refer to DM/R characters&scenarios
	Classroom Activity Book III PRE-RISE (Elite) Semester 2(ISBN 978-7-5640-2092-7)	refer to DM/R characters&scenarios
	Classroom Activity Book IV PRE-RISE (Elite) Semester 2(ISBN 978-7-5640-2092-7)	refer to DM/R characters&scenarios
	Classroom Connection Book III&IV PRE-RISE (Elite) Semester 2(ISBN 978-7-5640-2092-7)	refer to DM/R characters&scenarios
	Classroom Connection Book I&II PRE-RISE (Elite) Semester 1(ISBN 978-7-5640-2092-7) (after revision)	refer to DM/R characters&scenarios
	Natural Pronunciation & Spelling Card (Box + 81 Cards + 6 Instructions) / ( 1 + 81 + 6 )	refer to DM/R characters&scenarios
	Notebook /	refer to DM/R characters
	Packaging /	refer to DM/R characters
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Mart Student Card Cardholder /	refer to DM/R characters
	Mart Student Card /	refer to DM/R characters
	Education Planner - Rise Edition /	refer to DM/R characters
	PreRISE (Elite) Course Material - CD (2) / PreRISE (Elite) - 2	refer to DM/R characters&scenarios

Teacher’s Materials	PreRISE Elite Semester 1 Teacher’s Guide Book	refer to DM/R characters&scenarios
	PreRISE Elite Semester 2 Teacher’s Guide Book	refer to DM/R characters&scenarios
	PreRISE (Elite) Language Arts Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	PreRISE (Elite) Math Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	PreRISE (Elite) Science Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	PreRISE (Elite) PBL Notebooks Semesters 1&2	refer to DM/R characters

A-4-25

PRE-RISE (Elite) Course Material List /PRE-RISE (Elite) (Student’s Materials&Teacher’s Materials)

PRE-RISE (Elite) Products		Referring Correlation
Evaluation Examination for Students	Stage PreRISE Elite Evaluation Outlines	refer to DM/R characters&scenarios
	Stage PreRISE Elite Benchmark Test Phase 1	refer to DM/R characters&scenarios
	Stage PreRISE Elite Benchmark Test Phase 2	refer to DM/R characters&scenarios
	Stage PreRISE Elite Benchmark Test Phase 3	refer to DM/R characters&scenarios
	Stage PreRISE Elite Benchmark Test Phase 4	refer to DM/R characters&scenarios

Pre-K Course Material List / Pre-K (Student’s Materials&Teacher’s Materials)

Pre-K Products		Referring Correlation
Student’s Materials	Pre-K Course Material - DVD (4) / Pre-K 4	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)A B C Workshop	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6) Ant Disaster	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)Edmo the Wizard	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)Weather Report	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)Toy Factory	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)All about Me	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)Sammy’s New Shape	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6) A Symphony Saves Trudy	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)Edmo’s New Dog	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)Bailey’s Treasure Hunt	refer to DM/R characters
	Students book (ISBN 978-7-5301-2198-6)Millie’s New Friends	refer to DM/R characters

A-4-26

Pre-K Course Material List / Pre-K (Student’s Materials&Teacher’s Materials)

Pre-K Products		Referring Correlation
	Students book (ISBN 978-7-5301-2198-6)Trudy’s Photo Album	refer to DM/R characters
	Pre-K Course Material - Learning House Books / Pre-K	refer to DM/R characters
	Pre-K Course Material - Growth Manual (Ring Binder) / Pre-K - ( )	refer to DM/R characters
	Pre-K Course Material - Sem 1 Homework Book / Pre-K	refer to DM/R characters
	Pre-K Course Material - Sem 2 Homework Book / Pre-K	refer to DM/R characters
	Pre-K Course Material - Sem 1 Sticker / Pre-K	refer to DM/R characters
	Pre-K Course Material - Sem 2 Sticker / Pre-K	refer to DM/R characters
	Pre-K Course Material - Packaging / Pre-K	refer to DM/R characters
	Parents’ Pick-up Card Cardholder /	refer to DM/R characters
	Parents’ Pick-up Card /	refer to DM/R characters
	Risemart Student Card Cardholder /	refer to DM/R characters
	Risemart Student Card /	refer to DM/R characters
	Education Planner - Risemart Edition /	refer to DM/R characters
	Pre-K Course Material - Hand Puppet (Cow) / Pre-K	refer to DM/R characters
	Pre-K Course Material - Poster / Pre-K	refer to DM/R characters

Teacher’s Materials	Pre-K Semester 1 Teacher’s Guide Book(U1-U6)	refer to DM/R characters
	Pre-K Semester 2 Teacher’s Guide Book(U7-U12)	refer to DM/R characters
	Teacher Resources Book	refer to DM/R characters
	Learning Houses Material /	refer to DM/R characters
	Line Winder /	refer to DM/R characters
	Game Board & Cards /	refer to DM/R characters
	Puzzle /	refer to DM/R characters
	Notebooks Rismart Pre-K Semesters 1&2	refer to DM/R characters

A-4-27

Pre-K Course Material List / Pre-K (Student’s Materials&Teacher’s Materials)

Pre-K Products		Referring Correlation
Evaluation Examination for Students	Stage Pre-K Evaluation Outlines	refer to DM/R characters
	Stage Pre-K Benchmark Test Phase 1	refer to DM/R characters
	Stage Pre-K Benchmark Test Phase 2	refer to DM/R characters
	Stage Pre-K Benchmark Test Phase 3	refer to DM/R characters
	Stage Pre-K Benchmark Test Phase 4	refer to DM/R characters

Training Materials	Stage Pre-K PPT Stage Pre-K PPT for Training Overview	refer to DM/R characters
	Stage Pre-K PPT Stage Pre-K PPT for Course Overview	refer to DM/R characters
	Stage Pre-K PPT Stage Pre-K PPT for DEMO Class	refer to DM/R characters
	Stage Pre-K PPT Exploration Stage Pre-K PPT for Exploration	refer to DM/R characters
	Stage Pre-K PPT Stage Pre-K PPT for Songs & Games	refer to DM/R characters
	Stage Pre-K Stage Pre-K Video for Educational Concepts	refer to DM/R characters
	Stage Pre-K Stage Pre-K Video for Songs &Games	refer to DM/R characters
	Stage Pre-K Stage Pre-K Introduction Video of Teaching Books	refer to DM/R characters

PreMiddle Course Material List / PreMiddle (Student’s Materials&Teacher’s Materials)

PreMiddle Products		Referring Correlation
Student’s Materials	PreMiddle Semester 1 Classroom Application Book (Math & Science) (ISBN 978-7-5640-2093-4)	refer to DM/R characters&scenarios
	PreMiddle Semester 1 Students Guider (Language Arts, Math & Science) (ISBN 978-7-5640- 2093-4)	refer to DM/R characters&scenarios

A-4-28

PreMiddle Course Material List / PreMiddle (Student’s Materials&Teacher’s Materials)

PreMiddle Products		Referring Correlation
	PreMiddle Semester 2 Classroom Application Book (Math & Science) (ISBN 978-7-5640-2093-4)	refer to DM/R characters&scenarios
	PreMiddle Semester 2 Students Guider (Language Arts, Math & Science) (ISBN 978-7-5640-2093-4)	refer to DM/R characters&scenarios
	Classroom Activity Book (including 1 plastic folder) / 1 (1)	refer to DM/R characters
	Desk Calendar (1) /	refer to DM/R characters
	Rise Advanced Premiddle Course Material Packaging / PreMiddle	refer to DM/R characters
	PreMiddle Semester 1 Classroom Application Book (Language Arts) (ISBN 978-7-5640-2093-4)	refer to DM/R characters&scenarios
	PreMiddle Semester 1 Home Discovery Book (Language Arts, Math & Science) (ISBN 978-7-5640-2093-4)	refer to DM/R characters&scenarios
	PreMiddle Semester 2 Classroom Application Book (Language Arts) (ISBN 978-7-5640-2093-4)	refer to DM/R characters&scenarios
	PreMiddle Semester 2 Home Discovery Book (Language Arts, Math & Science) (ISBN 978-7-5640-2093-4)	refer to DM/R characters&scenarios

Teacher’s Materials	PreMiddle Semester 1 Teacher’s Guide Book	refer to DM/R characters&scenarios
	PreMiddle Semester 2 Teacher’s Guide Book	refer to DM/R characters&scenarios
	PreMiddle Language Arts Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	PreMiddle Math Notebooks Semesters 1&2	refer to DM/R characters&scenarios
	PreMiddle Science Notebooks Semesters 1&2	refer to DM/R characters&scenarios

Summer/Winter Class Course Material List /

Summer/Winter Class Products		Referring Correlation
Student’s Materials	10 Days’ Class Profile Folder / 10	refer to DM/R characters&scenarios
	15 Days’ Class Profile Folder / 15	refer to DM/R characters&scenarios

Teacher’s Materials	Teacher’s Guide Book (1) / 1	refer to DM/R characters&scenarios

A-4-29

RiseMini Course Material List / Mini

RiseMini Course Products		Referring Correlation
Student’s Materials	Readers’ Theater Activities Book / Readers’ Theater	refer to DM/R characters&scenarios
	Presenters’ Club Large Class Activities Book / Presenters’ Club	refer to DM/R characters&scenarios
	Presenters’ Club Small Class Activities Book /	refer to DM/R characters&scenarios

Teacher’s Materials	Teacher’s Guide Book (1) / 1	refer to DM/R characters&scenarios
	Teacher’s Guide Book (2) / 1	refer to DM/R characters&scenarios
	Teacher’s Guide Book (3) / 1	refer to DM/R characters&scenarios

RISE UP Program Components - Deliverables

RISE UP Program Products		Referring Correlation
Reading	Instructional Videos	refer to DM/R characters&scenarios
	Practice Activities	refer to DM/R characters&scenarios

Writing	Instructional Videos	refer to DM/R characters&scenarios
	Practice Activities	refer to DM/R characters&scenarios

Mathematics	Standalone Product	refer to DM/R characters&scenarios

RISE Follow-Up Products

RISE Follow-Up Products		Referring Correlation
Travel Log	Travel Log Student Workbook (West Coast) (Finished)	refer to DM/R characters
	Travel Log Student Workbook (east Coast) (lower grade / higher grade)	refer to DM/R characters

Grammar Improvement Course	Grammar Improvement Course Classroom Notebook	refer to DM/R characters&scenarios
	Grammar Improvement Course Classroom Handouts	refer to DM/R characters&scenarios
	Grammar Improvement Course Take-Home Worksheets	refer to DM/R characters&scenarios
	Grammar Improvement Course Teacher Resource	refer to DM/R characters&scenarios

A-4-30

RISE Pad E-Books

E-Book Names		Referring Correlation
Pre-K	ABC Worksheet (done)	refer to DM/R characters
	Ant Disaster (done)	refer to DM/R characters
	Edmo the Wizard (done)	refer to DM/R characters
	Weather Report (done)	refer to DM/R characters
	Toy Factory (done)	refer to DM/R characters
	All About Me	refer to DM/R characters
	Sammy’s New Shape	refer to DM/R characters
	A Symphony Saves Trudy	refer to DM/R characters
	Edmo’s New Dog	refer to DM/R characters
	Bailey’s Treasure Hunt	refer to DM/R characters
	Millie’s New Friends	refer to DM/R characters
	Trudy’s Photo Album	refer to DM/R characters

Stage 2	Shapes Are Everywhere	refer to DM/R characters&scenarios
	A Party for Bob	refer to DM/R characters&scenarios
	A Surprise for Zig Bug	refer to DM/R characters&scenarios
	Mac the Cat	refer to DM/R characters&scenarios
	A Day at School	refer to DM/R characters&scenarios
	Pigs in a Rig	refer to DM/R characters&scenarios
	The Bunnies and the Fox	refer to DM/R characters&scenarios
	Miss Jill’s Ice Cream Shop	refer to DM/R characters&scenarios
	At the Aquarium	refer to DM/R characters&scenarios

A-4-31

RISE Pad E-Books

E-Book Names	Referring Correlation
Two Best Friends	refer to DM/R characters&scenarios
Dog School	refer to DM/R characters&scenarios
Ham and Eggs	refer to DM/R characters&scenarios
The Sleeping Pig	refer to DM/R characters&scenarios
Seasons	refer to DM/R characters&scenarios
Animals Big and Small	refer to DM/R characters&scenarios
Let’s Go to the Fair	refer to DM/R characters&scenarios
What Is a Desert?	refer to DM/R characters&scenarios
Woodland Animals	refer to DM/R characters&scenarios

RISE CUP & RISE STAR

RISE CUP & RISE STAR Products		Referring Correlation
RISE CUP	RISE CUP GUIDE BOOK 2012	refer to DM/R characters&scenarios
	RISE CUP GUIDE BOOK 2013	refer to DM/R characters&scenarios
	RISE CUP ROUND 1 TASK 2012	refer to DM/R characters&scenarios
	RISE CUP ROUND 1 TASK 2013	refer to DM/R characters&scenarios
	RISE CUP ROUND 2 WORKBOOK 2012	refer to DM/R characters&scenarios
	RISE CUP ROUND 2 WORKBOOK 2013	refer to DM/R characters&scenarios
	RISE CUP ROUND 3 The Plan Bok of Performance 2012	refer to DM/R characters&scenarios
	RISE CUP ROUND 3 The Plan Bok of Performance 2013	refer to DM/R characters&scenarios

A-4-32

RISE CUP & RISE STAR

RISE CUP & RISE STAR Products		Referring Correlation
RISE STAR	RISE STAR GUIDE 2011	refer to DM/R characters&scenarios
	RISE STAR GUIDE 2012	refer to DM/R characters&scenarios
	RISE STAR GUIDE 2013	refer to DM/R characters&scenarios

A-4-33

EXHIBIT B

Existing Third Party Licenses

Party (Licensee)	HMH Party	Relevant EMPGI-Licensed Product	Territory	Channel	Term & Renewal	License Description/Use	Date of Agreement
IBM, Inc.	Riverdeep, Inc.	Edmark House Series (Millie’s Math House, Bailey’s Book House, Sammy’s Science House, Trudy’s Time & Place House), in a unique, combined CD-ROM form	Worldwide	Unrestricted.	Perpetual.	Nonexclusive right to use, reproduce, display, distribute and sublicense the products. No rights to create localizations or derivative works are granted.	September 25, 2000

The Software MacKiev Company	Riverdeep Inc.	Engineered Products (technically updated or enhanced to run natively on the Mac OS X operating system): ClueFinders: Cluefinders 3rd through 5th Grade, Cluefinders Math Adventure Ages 9-12, Cluefinders Search & Solve Adventure; Mavis Beacon Teaches Typing; Edmark Thinkin’ Things 1 and 2, Edmark Thinkin’ Science	World (Mac only)	All Channels (Mac only) until December 31, 2011. From December 31, 2011 -termination: ELL Learning Centers and IB Schools are carved out.	December 31, 2014 (with a possible 3yr extension).

Manufacture, market, distribute Engineered Products (modified Products for use on Mac OS X operating system only); develop, reproduce, market, sell localized versions of Engineered Products.

License specifically does not include rights to localize into Indian English.

September 30, 2002 (agmt), October 6, 2004 (amend 1), November 30, 2004 (amend 2), December 14, 2005 (amend 3), November 21, 2007 (amend 4); September 30, 2011(amends)

B-1

Party (Licensee)	HMH Party	Relevant EMPGI-Licensed Product	Territory	Channel	Term & Renewal	License Description/Use	Date of Agreement
TV Textbook (Mr. Patrick McDonagh)	Houghton Mifflin Harcourt Publishing Company	Destination Series and Edmark House Series	Worldwide	Platform: Interactive television market (TVT Amendment: Interactive television platforms: IPTV, satellite, cable and terrestrial, as well as through set top boxes or Integrated Digital TVs)	Perpetual.

Rights are limited strictly to the Platforms. exclusive licenses to: upgrade the products to function on any of the Platforms; market, sell, distribute products or upgraded products through the Platform; make use any part of the products in the course of developing new products and sell, market and distribute such new products; Exclusive license to Destination trademark for the purpose of marketing, selling, distributing and licensing the products or upgraded products (TVT

Amendment grants no trademark rights).

November 30, 2006; as amended and restated in an Amended and Restated License Agreement, dated [ ], 20101* (“TVT Amendment”)

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